Exhibit 10.2

EXECUTION COPY

COLLATERAL AGENCY AGREEMENT

dated as of June 14, 2016

among

GOGO INC.,

GOGO INTERMEDIATE HOLDINGS LLC,

GOGO FINANCE CO. INC.,

the other Grantors from time to time party hereto,

U.S. BANK NATIONAL ASSOCIATION,

as Trustee under the Indenture

and

U.S. BANK NATIONAL ASSOCIATION,

as Collateral Agent

i

EXHIBIT A – Additional Secured Debt Designation

EXHIBIT B – Form of Collateral Agency Joinder—Additional Secured Debt

EXHIBIT C – Form of Collateral Agency Joinder—Additional Grantors

EXHIBIT D – Additional Secured Obligation Designation

EXHIBIT E – Form of Collateral Agency Joinder—Additional Secured Obligations

ii

COLLATERAL AGENCY AGREEMENT dated as of June 14, 2016 among Gogo Inc., a Delaware corporation (the “Parent”), Gogo Intermediate Holdings LLC, a Delaware limited liability company (the “Company”), Gogo Finance Co. Inc., a Delaware corporation (the “Co-Issuer” and, together with the Company, the “Issuers”), the other Grantors from time to time party hereto, U.S. Bank National Association, as Trustee (as defined below), and U.S. Bank National Association, as Collateral Agent (in such capacity and together with its permitted successors and assigns in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Issuers intend to issue 12.500% Senior Secured Notes due 2022 (the “Notes”) in an aggregate principal amount of $525,000,000 pursuant to an Indenture dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Indenture”) among the Issuers, the guarantors party thereto and U.S. Bank National Association, as trustee (in such capacity and together with its permitted successors and assigns in such capacity, the “Trustee”).

WHEREAS, the Issuers and the other Grantors intend to secure the Obligations under the Indenture, any future Priority Lien Debt, any other Priority Lien Obligations on a priority basis and ,subject to such priority, intend to secure any future Junior Lien Debt and any other Junior Lien Obligations, with Liens on all present and future Collateral to the extent that such Liens have been provided for in the applicable Security Documents.

WHEREAS, this Agreement sets forth the terms on which each Secured Party has appointed the Collateral Agent to act as the collateral agent for the present and future holders of the Secured Obligations to receive, hold, maintain, administer and distribute the Collateral at any time delivered to the Collateral Agent or the subject of the Security Documents, and to enforce the Security Documents and all interests, rights, powers and remedies of the Collateral Agent with respect thereto or thereunder and the proceeds thereof.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

ARTICLE 1. DEFINITIONS; PRINCIPLES OF CONSTRUCTION

SECTION 1.1 Defined Terms. The following terms will have the following meanings:

“Act of Required Secured Parties” means, as to any matter at any time:

(1) prior to the Discharge of Priority Lien Obligations, a direction in writing delivered to the Collateral Agent by or with the written consent of, the holders of (or the Priority Lien Representatives representing the holders of) more than 50% of the sum of:

(a) the aggregate outstanding principal amount of Priority Lien Debt (including the face amount of outstanding letters of credit whether or not then available or drawn); and

(b) other than in connection with the exercise of remedies, the aggregate unfunded commitments to extend credit which, when funded, would constitute Priority Lien Debt; provided, however, that if at any time prior to the Discharge of Priority Lien Obligations the only remaining Priority Lien Obligations are Hedging Obligations and/or Bank Product Obligations, then the term “Act of Required Secured Parties” will mean the holders of a majority of the sum of the (i) aggregate “settlement amount” (or similar term) as defined in the Hedge Agreements (or, with respect to any Hedge Agreement that has been terminated in accordance with its terms, the amount, if any, then due and payable by any Grantor (exclusive of expenses and similar payments but including any early termination payments then due) under such Hedge Agreement) under all Hedge Agreements the Hedging Obligations under which would constitute Priority Lien Obligations and (ii) aggregate amounts payable under Bank Product Agreements (exclusive of expenses and similar payments) the Bank Product Obligations under which would constitute Priority Lien Obligations; provided further, that any Hedge Agreement with a “settlement amount” (or similar term) or termination payment that is a negative number shall be disregarded for purposes of all calculations required by the term “Act of Required Secured Parties;” and

(2) at any time after the Discharge of Priority Lien Obligations, a direction in writing delivered to the Collateral Agent by or with the written consent of the Required Junior Lien Debtholders (or the Junior Lien Representatives representing the Required Junior Lien Debtholders).

For purposes of this definition, (a) Secured Debt registered in the name of, or beneficially owned by, an Issuer or any Affiliate of the Issuers will be deemed not to be outstanding and neither the Issuers nor any Affiliate of the Issuers will be entitled to vote such Secured Debt and (b) votes will be determined in accordance with Section 7.2.

“Additional Secured Debt” has the meaning set forth in Section 3.8(b)(1).

“Additional Secured Debt Designation” means a notice in substantially the form of Exhibit A.

“Additional Secured Obligation Designation” means a notice in substantially the form of Exhibit D.

“Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Affiliate Securities” means all “securities” of any of the Issuers’ “affiliates” (as the terms “securities” and “affiliates” are used in Rule 3-16 of Regulation S-X under the Securities Act of 1933, as amended, and any successor rule) including any securities described in Section 4.4(c) hereof.

“Agreement” means this Collateral Agency Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with Section 7.1 hereof.

“Bank Product Agreement” means any agreement giving rise to Bank Product Obligations; provided that the Bank Product Provider that is a counterparty thereto has delivered a Collateral Agency Joinder in respect thereof and the other requirements of Section 3.9 have been complied with.

“Bank Product Obligations” means, all obligations and liabilities (whether direct or indirect, absolute or contingent, due or to become due or now existing or hereafter incurred) of the Issuers or any other Grantor, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise, which may arise under, out of, or in connection with any treasury, investment, depository, clearing house, wire transfer, cash management or automated clearing house transfers of funds services or any related services, to any person, in each case that are designated by the Issuers to the Collateral Agent and each Secured Debt Representative as Bank Product Obligations by written notice in accordance with Section 3.9 hereof.

“Bank Product Provider” means any Person to whom Bank Product Obligations are owing.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Board of Directors” means (1) with respect to a corporation, the board of directors of the corporation or a duly authorized committee thereof, (2) with respect to a partnership, the Board of Directors of the general partner of the partnership and (3) with respect to any other Person, the board of directors or managers, sole member or managing member, or committee of such Person serving a similar function.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York or at a place of payment of any applicable Secured Obligations are authorized or required by law, regulation or executive order to remain closed.

“Capital Stock” means: (1) in the case of a corporation, corporate stock; (2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (3) in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests; and (4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, but excluding from all of the foregoing any Convertible Debt, whether or not such Convertible Debt includes any right of participation with Capital Stock.

“Class” means (1) in the case of Junior Lien Obligations, every Series of Junior Lien Debt and all other Junior Lien Obligations, taken together, and (2) in the case of Priority Lien Obligations, every Series of Priority Lien Debt and all other Priority Lien Obligations, taken together.

“Co-Issuer” has the meaning set forth in the preamble to this Agreement.

“Collateral” means, in the case of each Series of Secured Debt, all properties and assets of the Issuers and the other Grantors now owned or hereafter acquired in which Liens have been granted, or purported to be granted, or required to be granted, to the Collateral Agent to secure any or all of the Secured Obligations, including any property subject to Liens granted pursuant to Section 2.8, and shall exclude any properties and assets in which the Collateral Agent is required to release its Liens pursuant to Section 3.2.

“Collateral Agency Joinder” means (i) with respect to the provisions of this Agreement relating to any Additional Secured Debt, an agreement substantially in the form of Exhibit B, (ii) with respect to the provisions of this Agreement relating to the addition of additional Grantors, an agreement substantially in the form of Exhibit C and (iii) with respect to the provisions of this Agreement relating to any Hedging Obligations or Bank Product Obligations, an agreement substantially in the form of Exhibit E.

“Collateral Agent” has the meaning set forth in the preamble to this Agreement.

“Company” has the meaning set forth in the preamble to this Agreement.

“Controlling Representative” means at any time (1) prior to the Discharge of Priority Lien Obligations, the Priority Lien Representative that represents the Series of Priority Lien Debt with the then largest outstanding principal amount or, if there is no outstanding Series of Priority Lien Debt, the Hedge Provider or Bank Product Provider with the largest amount of Priority Lien Obligations owed to it (calculated in accordance with Section 3.4 hereof) and (2) after the Discharge of Priority Lien Obligations, the Junior Lien Representative that represents the Series of Junior Lien Debt with the then largest outstanding principal amount or, if there is no outstanding Series of Junior Lien Debt, the Hedge Provider or Bank Product Provider with the largest amount of Junior Lien Obligations owed to it (calculated in accordance with Section 3.4 hereof).

“Convertible Debt” has the meaning set forth in the Indenture.

“DIP Financing” has the meaning set forth in Section 2.8(a).

“Discharge of Priority Lien Obligations” means the occurrence of all of the following:

(1) termination or expiration of all commitments to extend credit that would constitute Priority Lien Debt;

(2) with respect to each Series of Priority Lien Debt, either (x) payment in full in cash of the principal of and interest and premium (if any) on all Priority Lien Debt of such Series (other than any undrawn letters of credit) or (y) there has been a legal defeasance or covenant defeasance pursuant to the terms of the applicable Priority Lien Debt Documents for such Series of Priority Lien Debt;

(3) with respect to any undrawn letters of credit constituting Priority Lien Debt, either (x) discharge or cash collateralization (at the lower of (A) 103% of the aggregate undrawn amount and (B) the percentage of the aggregate undrawn amount required for release of liens under the terms of the applicable Priority Lien Document) of all outstanding letters of credit constituting Priority Lien Debt or (y) the issuer of each such letter of credit has notified the Collateral Agent in writing that alternative arrangements satisfactory to such issuer and to the holders of the related Series of Priority Lien Debt that has reimbursement obligations with respect thereto have been made; and

(4) payment in full in cash of all other Priority Lien Obligations (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time) that are outstanding and unpaid at the time the Priority Lien Debt is paid in full in cash or the cash collateralization or payment (or other arrangements with respect thereto) of all Hedging Obligations and Bank Product Obligations constituting Priority Lien Obligations on terms satisfactory to each applicable counterparty, and the expiration or termination of all Hedging Agreements the obligations under which would constitute Priority Lien Obligations;

provided, however, that if, at any time after the Discharge of Priority Lien Obligations has occurred, any Grantor thereafter enters into any Priority Lien Document evidencing a Priority Lien Debt the incurrence of which is not prohibited by any applicable Secured Debt Document, then such Discharge of Priority Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement with respect to such new Priority Lien Debt (other than with respect to any actions taken as a result of the occurrence of such first Discharge of Priority Lien Obligations), and, from and after the date on which the Issuers designate such Funded Debt as Priority Lien Debt in accordance with Section 3.8, the Obligations under such Priority Lien Document shall automatically and without any further action be treated as Priority Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein and any Junior Lien Obligations shall be deemed to have been at all times Junior Lien Obligations and at no time Priority Lien Obligations.

“Funded Debt” means, with respect to any specified Person, any indebtedness of such Person (excluding accrued expenses and trade payables), whether or not contingent:

(1) in respect of borrowed money or advances; or

(2) evidenced by loan agreements, bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof).

For the avoidance of doubt, “Funded Debt” shall not include Hedging Obligations or Bank Product Obligations.

“Grantors” means Parent, the Issuers, the Guarantors and any other Person (if any) that at any time provides collateral security for any Secured Obligations.

“Guarantee” means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner including, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Funded Debt (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take or pay or to maintain financial statement conditions or otherwise).

“Guarantor” means, with respect to any Priority Lien Obligations, each person who has Guaranteed payment of any Priority Lien Obligations and, with respect to any Junior Lien Obligations, each person who has Guaranteed payment of any Junior Lien Obligations.

“Hedge Agreement” means any Swap Contract; provided that the counterparty thereto has delivered a Collateral Agency Joinder in respect thereof and the other requirements of Section 3.9 have been complied with. As used herein, “Hedge Agreement” shall include both any Swap Contract constituting a “master agreement” and any related Swap Transaction; provided, however that a Collateral Agency Joinder pursuant to Section 3.9 shall only be required once for each master agreement and shall not be required for each individual Swap Transaction thereunder.

“Hedging Obligations” means, with respect to any specified Person, the obligations of such Person under any Hedge Agreement.

“Hedge Provider” means the counterparty to any Grantor under any Hedge Agreement.

“Indemnified Liabilities” means any and all liabilities (including all environmental liabilities), obligations, losses, damages, penalties, actions, judgments, suits, costs, taxes, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, performance, administration or enforcement of this Agreement or any of the other Security Documents, including any of the foregoing relating to the use of proceeds of any Secured Debt or the violation of, noncompliance with or liability under, any law (including environmental laws) applicable to or enforceable against the Issuers, any of their respective Subsidiaries or any other Grantor or any of the Collateral and all reasonable costs and expenses (including reasonable fees and expenses of legal counsel selected by the Indemnitee) incurred by any Indemnitee in connection with any claim, action, investigation or proceeding in any respect relating to any of the foregoing, whether or not suit is brought.

“Indemnitee” has the meaning set forth in Section 7.12(a).

“Indenture” has the meaning set forth in the recitals to this Agreement.

“Insolvency or Liquidation Proceeding” means:

(1) any voluntary or involuntary case commenced by or against the Issuers or any other Grantor under Title 11, U.S. Code or any similar federal or state law for the relief of debtors, any other proceeding for the reorganization, recapitalization, receivership, liquidation or adjustment or marshalling of the assets or liabilities of the Issuers or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Issuers or any other Grantor or any similar case or proceeding relative to the Issuers or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(2) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Issuers or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(3) any other proceeding of any type or nature in which substantially all claims of creditors of the Issuers or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Issuers” has the meaning set forth in the preamble to this Agreement.

“Junior Lien” means a Lien granted, or purported to be granted, by a Security Document to the Collateral Agent, at any time, upon any property of the Issuers or any other Grantor to secure Junior Lien Obligations.

“Junior Lien Adequate Protection Payments” has the meaning set forth in Section 2.8(d).

“Junior Lien Debt” means any Funded Debt incurred by any Grantor and letter of credit and reimbursement Obligations with respect thereto that is secured by a Junior Lien and that was permitted to be incurred and permitted to be so secured under each applicable Secured Debt Document; provided, that:

(a) on or before the date on which such Funded Debt is incurred by the relevant Grantor, such Funded Debt is designated by the Issuers as “Junior Lien Debt” for the purposes of the Secured Debt Documents in an Additional Secured Debt Designation executed and delivered in accordance with Section 3.8; provided, that no Funded Debt may be designated as both Junior Lien Debt and Priority Lien Debt;

(b) unless such Funded Debt is issued under an existing Secured Debt Document for any Series of Junior Lien Debt whose Secured Debt Representative is already party to this Agreement, the Junior Lien Representative for such Funded Debt executes and delivers a Collateral Agency Joinder in accordance with Section 3.8(b); and

(c) all other requirements set forth in Section 3.8 have been complied with.

For the avoidance of doubt, Hedging Obligations and Bank Product Obligations do not constitute Junior Lien Debt but may constitute Junior Lien Obligations.

“Junior Lien Documents” means, collectively, any credit agreement, indenture or other agreement pursuant to which any Junior Lien Debt is incurred and the Junior Lien Security Documents.

“Junior Lien Obligations” means Junior Lien Debt and all other Obligations in respect thereof including, any Post-Petition Interest whether or not allowable, together with all Hedging Obligations and Bank Product Obligations, and all guarantees of any of the foregoing.

“Junior Lien Representative” means, in the case of any Series of Junior Lien Debt, the trustee, agent or representative of the holders of such Series of Junior Lien Debt who maintains the transfer register for such Series of Junior Lien Debt and (A) is appointed as a representative of the Junior Lien Debt (for purposes related to the administration of the Security Documents) pursuant to the credit agreement, indenture or other agreement governing such Series of Junior Lien Debt, together with its permitted successors and assigns in such capacity, and (B) who has executed a Collateral Agency Joinder.

“Junior Lien Secured Parties” means the holders of Junior Lien Obligations and each Junior Lien Representative.

“Junior Lien Security Documents” means all security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements or other grants or transfers for security executed and delivered by the Issuers or any other Grantor creating (or purporting to create) a Lien upon Collateral in favor of the Collateral Agent, for the benefit of any of the Junior Lien Secured Parties, in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms and Section 7.1.

“Junior Trust Estate” has the meaning set forth in Section 2.2.

“Lien” means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof or any agreement to give any security interest); provided that in no event shall an operating lease be deemed to constitute a Lien.

“Notes” has the meaning set forth in the recitals to this Agreement.

“Note Documents” means the Indenture, the Notes and the Priority Lien Security Documents securing the Obligations in respect thereof.

“Obligations” means any principal (including reimbursement obligations with respect to letters of credit whether or not drawn), interest (including all interest accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate, specified in the applicable Secured Debt Documents, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding), premium (if any), fees, indemnifications, reimbursements, expenses and other liabilities payable under the documentation governing any Secured Obligations.

“Officer’s Certificate” means a certificate with respect to compliance with a condition or covenant provided for in this Agreement, signed on behalf of the Issuers by a Responsible Officer of the Issuers in his or her capacity as a Responsible Officer of the Issuers and not in his or her individual capacity, including:

(a) a statement that the Responsible Officer making such certificate has read such covenant or condition;

(b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate are based;

(c) a statement that, in the opinion of such Responsible Officer, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

(d) a statement as to whether or not, in the opinion of such Responsible Officer, such condition or covenant has been satisfied.

“Parent” has the meaning set forth in the preamble to this Agreement.

“Pay-Over Amount” has the meaning set forth in Section 2.8(d).

“Person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Post-Petition Interest” means interest, fees, expenses and other charges that pursuant to the Priority Lien Documents or Junior Lien Documents, as applicable, continue to accrue after the commencement of any Insolvency of Liquidation Proceeding, whether or not such interest, fees, expenses and other charges are allowed or allowable under the Bankruptcy Code or in any such Insolvency or Liquidation Proceeding.

“Priority Lien” means a Lien granted, or purported to be granted, by a Security Document to the Collateral Agent, at any time, upon any property of the Issuers or any other Grantor to secure Priority Lien Obligations.

“Priority Lien Debt” means:

(1) the Notes issued on the date hereof; and

(2) any other Funded Debt incurred by any Grantor and letter of credit and reimbursement Obligations with respect thereto that is secured by a Priority Lien and that was permitted to be incurred and permitted to be so secured under each applicable Secured Debt Document; provided, in the case of any Funded Debt referred to in this clause (2), that:

(a) on or before the date on which such Funded Debt is incurred by the relevant Grantor, such Funded Debt is designated by the Issuers as “Priority Lien Debt” for the purposes of the Secured Debt Documents in an Additional Secured Debt Designation executed and delivered in accordance with Section 3.8(a); provided, that no Funded Debt may be designated as both Junior Lien Debt and Priority Lien Debt;

(b) unless such Funded Debt is issued under an existing Secured Debt Document for any Series of Priority Lien Debt whose Secured Debt Representative is already party to this Agreement, the Priority Lien Representative for such Funded Debt executes and delivers a Collateral Agency Joinder in accordance with Section 3.8(b); and

(c) all other requirements set forth in Section 3.8 have been complied with.

For the avoidance of doubt, Hedging Obligations and Bank Product Obligations do not constitute Priority Lien Debt but may constitute Priority Lien Obligations.

“Priority Lien Documents” means the Note Documents and any other credit agreement, indenture or other agreement pursuant to which any Priority Lien Debt is incurred and the Priority Lien Security Documents.

“Priority Lien Obligations” means the Priority Lien Debt and all other Obligations in respect of Priority Lien Debt, including any Post-Petition Interest whether or not allowable, together with all Hedging Obligations and Bank Product Obligations, and all guarantees of any of the foregoing. In addition to the foregoing, all obligations owing to the Collateral Agent in its capacity as such, whether pursuant to this Agreement or one or more of the Priority Lien Documents or Junior Lien Documents, shall in each case be deemed to constitute Priority Lien Obligations (with the obligations described in this sentence being herein the “Collateral Agent Obligations), which Collateral Agent Obligations shall be entitled to the priority provided in clause FIRST of Section 3.4(a).

“Priority Lien Hedge and Bank Product Reference Date” has the meaning set forth in Section 3.9(d).

“Priority Lien Representative” means:

(a) in the case of the Notes, the Trustee; and

(b) in the case of any other Series of Priority Lien Debt, the trustee, agent or representative of the holders of such Series of Priority Lien Debt who maintains the transfer register for such Series of Priority Lien Debt and (A) is appointed as a representative of the Priority Lien Debt (for purposes related to the administration of the Security Documents) pursuant to the credit agreement, indenture or other agreement governing such Series of Priority Lien Debt, together with its permitted successors and assigns in such capacity, and (B) who has executed a Collateral Agency Joinder.

“Priority Lien Secured Parties” means the holders of Priority Lien Obligations, each Priority Lien Representative and the Collateral Agent.

“Priority Lien Security Documents” means all security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements or other grants or transfers for security executed and delivered by the Issuers or any other Grantor creating (or purporting to create) a Lien upon Collateral in favor of the Collateral Agent, for the benefit of any of the Priority Lien Secured Parties, in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms and Section 7.1.

“Reaffirmation Agreement” means an agreement reaffirming the security interests granted to the Collateral Agent in substantially the form attached as Exhibit 1 to Exhibit A of this Agreement

“Recovery” has the meaning set forth in Section 2.8(f).

“Reference Date” has the meaning set forth in Section 3.8(d).

“Related Parties” means, as to any Person, such Person’s Affiliates and each of their respective directors, officers, members, partners, trustees, employees, attorneys and agents, and (in each case) their respective heirs, representatives, successors and assigns.

“Required Junior Lien Debtholders” means, as to any matter at any time, the holders of (or the Junior Lien Representatives representing the holders of) more than 50% of the sum of:

(a) the aggregate outstanding principal amount of Junior Lien Debt (including the face amount of outstanding letters of credit whether or not then available or drawn); and

(b) other than in connection with the exercise of remedies, the aggregate unfunded commitments to extend credit which, when funded, would constitute Junior Lien Debt; provided, however, that if at any time the only remaining Junior Lien Obligations are Hedging Obligations and/or Bank Product Obligations, then the term “Required Junior Lien Debtholders” will mean the holders of a majority of the sum of the (i) aggregate “settlement amount” (or similar term) as defined in the Hedge Agreements (or, with respect to any Hedge Agreement that has been terminated in accordance with its terms, the amount, if any, then due and payable by any Grantor (exclusive of expenses and similar payments but including any early termination payments then due) under such Hedge Agreement) under all Hedge Agreements the Hedging Obligations under which would constitute Junior Lien Obligations and (ii) aggregate amounts payable under Bank Product Agreements (exclusive of expenses and similar payments) the Bank Product Obligations under which would constitute Junior Lien Obligations; provided further, that any Hedge Agreement with a “settlement amount” (or similar term) or termination payment that is a negative number shall be disregarded for purposes of all calculations required by the term “Required Junior Lien Debtholders”.

For purposes of this definition, (a) Junior Lien Debt registered in the name of, or beneficially owned by, an Issuer or any Affiliate of the Issuers will be deemed not to be outstanding and neither the Issuers nor any Affiliate of the Issuers will be entitled to vote such Secured Debt and (b) votes will be determined in accordance with Section 7.2.

“Responsible Officer” means the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Issuers.

“Secured Debt” means Junior Lien Debt and Priority Lien Debt.

“Secured Debt Default” means any event or condition that, under the terms of any Secured Debt Document governing any Series of Secured Debt causes, or permits holders of Secured Debt outstanding thereunder (with or without the giving of notice or lapse of time, or both, and whether or not notice has been given or time has lapsed) to cause, the Secured Debt outstanding thereunder to become immediately due and payable.

“Secured Debt Documents” means the Junior Lien Documents and the Priority Lien Documents.

“Secured Debt Representative” means each Junior Lien Representative and each Priority Lien Representative.

“Secured Obligations” means Junior Lien Obligations and Priority Lien Obligations.

“Secured Parties” means the holders of Secured Obligations, the Secured Debt Representatives and the Collateral Agent.

“Security Documents” means this Agreement, each Collateral Agency Joinder, each Priority Lien Security Document and each Junior Lien Security Document, in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms and Section 7.1.

“Senior Trust Estate” has the meaning set forth in Section 2.1.

“Series of Junior Lien Debt” means, severally, each issue or series of Junior Lien Debt for which a single transfer register is maintained. For the avoidance of doubt, all reimbursement obligations in respect of letters of credit issued pursuant to a Junior Lien Document shall be part of the same Series of Junior Lien Debt as all other Junior Lien Debt incurred pursuant to such Junior Lien Document.

“Series of Priority Lien Debt” means the Notes issued on the date hereof and each other issue or series of Priority Lien Debt for which a single transfer register is maintained. For the avoidance of doubt, all reimbursement obligations in respect of letters of credit issued pursuant to a Priority Lien Document shall be part of the same Series of Priority Lien Debt as all other Priority Lien Debt incurred pursuant to such Priority Lien Document.

“Series of Secured Debt” means, severally, each Series of Priority Lien Debt and each Series of Junior Lien Debt.

“Short Fall” has the meaning set forth in Section 2.8(d).

“Standstill Period” has the meaning set forth in Section 2.4.

“Subsidiary” means, with respect to any Person, any corporation, association or other business entity of which more than 50% of the voting power of the outstanding Voting Stock is owned, directly or indirectly, by such Person and/or one or more other Subsidiaries of such Person.

“Swap Contract” means (a) any and all interest rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options for forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including such obligations or liabilities under any Master Agreement.

“Swap Transactions” means any and all such transactions of any kind, and the related confirmations, that are subject to the terms and conditions of, or governed by, any Hedge Agreement.

“Trustee” has the meaning set forth in the recitals to this Agreement.

“Trust Estates” has the meaning set forth in Section 2.2.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.

“Voting Stock” means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

SECTION 1.2 Other Definition Provisions.

(a) The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule, Exhibit and Annex references, are to this Agreement unless otherwise specified. References to any Schedule, Exhibit or Annex shall mean such Schedule, Exhibit or Annex as amended or supplemented from time to time in accordance with this Agreement.

(b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c) The expressions “payment in full,” “paid in full” and any other similar terms or phrases when used herein shall mean payment in cash in immediately available funds.

(d) The use herein of the word “include” or “including,” when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

(e) All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

(f) All terms used in this Agreement that are defined in Article 9 of the UCC and not otherwise defined herein have the meanings assigned to them in Article 9 of the UCC.

(g) Notwithstanding anything to the contrary in this Agreement, any references contained herein to any section, clause, paragraph, definition or other provision of the Indenture (including any definition contained therein) shall be deemed to be a reference to such section, clause, paragraph, definition or other provision as in effect on the date of this Agreement; provided, that any reference to any such section, clause, paragraph or other provision shall refer to such section, clause, paragraph or other provision of the Indenture (including any definition contained therein) as amended or modified from time to time if such amendment or modification has been (1) made in accordance with the Indenture and (2) prior to the Discharge of Priority Lien Obligations, approved in a writing delivered to the Trustee and the Collateral Agent by, or on behalf of, the requisite Priority Lien Secured Parties as are needed (if any) under the terms of the applicable Priority Lien Documents to approve such amendment or modification. Unless otherwise set forth herein, references to principal amount shall include, without duplication, any reimbursement obligations with respect to a letter or credit and the face amount thereof (whether or not such amount is, at the time of determination, drawn or available to be drawn).

This Agreement and the other Security Documents will be construed without regard to the identity of the party who drafted it and as though the parties participated equally in drafting it. Consequently, each of the parties acknowledges and agrees that any rule of construction that a document is to be construed against the drafting party will not be applicable either to this Agreement or the other Security Documents.

ARTICLE 2. THE TRUST ESTATES

SECTION 2.1 Declaration of Senior Trust.

To secure the payment of the Priority Lien Obligations and in consideration of the premises and mutual agreements set forth in this Agreement, each of the Grantors hereby confirms the grant to the Collateral Agent, and the Collateral Agent hereby accepts and agrees to hold, in trust under this Agreement for the benefit of all current and future Priority Lien Secured Parties, all of such Grantor’s right, title and interest in, to and under all Collateral now or hereafter granted to the Collateral Agent under any Priority Lien Security Document (in its capacity as collateral trustee, trustee, collateral agent or similar capacity under such Priority Lien Security Document) for the benefit of the Priority Lien Secured Parties, together with all of the Collateral Agent’s right, title and interest in, to and under the Priority Lien Security Documents, and all interests, rights, powers and remedies of the Collateral Agent thereunder or in respect thereof and all cash and non-cash proceeds thereof (collectively, the “Senior Trust Estate”).

The Collateral Agent and its permitted successors and assigns under this Agreement will hold the Senior Trust Estate in trust for the benefit solely and exclusively of all current and future Priority Lien Secured Parties as security for the payment of all present and future Priority Lien Obligations.

Notwithstanding the foregoing, if at any time:

(1) all Liens securing the Priority Lien Obligations have been released as provided in Section 4.1;

(2) the Collateral Agent holds no other property in trust as part of the Senior Trust Estate;

(3) no monetary obligation (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time) is outstanding and payable under this Agreement to the Collateral Agent or any of its co-trustees or agents (whether in an individual or representative capacity); and

(4) the Issuers deliver to the Collateral Agent an Officer’s Certificate stating that all Priority Liens of the Collateral Agent have been released in compliance with all applicable provisions of the Priority Lien Documents and that the Grantors are not required by any Priority Lien Document to grant any Priority Lien upon any property, then the Senior Trust Estate will terminate (subject to any reinstatement pursuant to Sections 3.8(d) or 7.21 hereof), except that all provisions set forth in Sections 7.11 and 7.12 that are enforceable by the Collateral Agent or any of its co-trustees or agents (whether in an individual or representative capacity) will remain enforceable in accordance with their terms.

The parties further declare and covenant that the Senior Trust Estate will be held and distributed by the Collateral Agent subject to the further agreements herein.

SECTION 2.2 Declaration of Junior Trust.

To secure the payment of the Junior Lien Obligations and in consideration of the premises and the mutual agreements set forth herein, each of the Grantors hereby confirms the grant to the Collateral Agent, and the Collateral Agent hereby accepts and agrees to hold, in trust under this Agreement for the benefit of all current and future Junior Lien Secured Parties, all of such Grantor’s right, title and interest in, to and under all Collateral now or hereafter granted to the Collateral Agent under any Junior Lien Security Document (in its capacity as collateral trustee, trustee, collateral agent or similar capacity under such Junior Lien Security Document) for the benefit of the Junior Lien Secured Parties, together with all of the Collateral Agent’s right, title and interest in, to and under the Junior Lien Security Documents, and all interests, rights, powers and remedies of the Collateral Agent thereunder or in respect thereof and all cash and non-cash proceeds thereof (collectively, the “Junior Trust Estate,” and together with the Senior Trust Estate, the “Trust Estates”).

The Collateral Agent and its permitted successors and assigns under this Agreement will hold the Junior Trust Estate in trust for the benefit solely and exclusively of all current and future Junior Lien Secured Parties as security for the payment of all present and future Junior Lien Obligations.

Notwithstanding the foregoing, if at any time:

(1) all Liens securing the Junior Lien Obligations have been released as provided in Section 4.1;

(2) the Collateral Agent holds no other property in trust as part of the Junior Trust Estate;

(3) no monetary obligation (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time) is outstanding and payable under this Agreement to the Collateral Agent or any of its co-trustees or agents (whether in an individual or representative capacity); and

(4) the Issuers deliver to the Collateral Agent an Officer’s Certificate stating that all Junior Liens of the Collateral Agent have been released in compliance with all applicable provisions of the Junior Lien Documents and that the Grantors are not required by any Junior Lien Document to grant any Junior Lien upon any property, then the Junior Trust Estate will terminate, except that all provisions set forth in Sections 7.11 and 7.12 that are enforceable by the Collateral Agent or any of its co-trustees or agents (whether in an individual or representative capacity) will remain enforceable in accordance with their terms.

The parties further declare and covenant that the Junior Trust Estate will be held and distributed by the Collateral Agent subject to the further agreements herein.

SECTION 2.3 Priority of Liens Between Classes. Notwithstanding anything else contained herein or in any other Security Document, and notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the Junior Lien Obligations granted on the Collateral or of any Liens securing the Priority Lien Obligations granted on the Collateral and notwithstanding any provision of the UCC, the time of incurrence of any Series of Priority Lien Debt or Series of Junior Lien Debt or the time of incurrence of any other Priority Lien Obligation or Junior Lien Obligation or any other applicable law or any defect or deficiencies in, or failure to perfect or lapse in perfection of, or avoidance as a fraudulent conveyance or otherwise of, the Liens securing the Priority Lien Obligations, the subordination of such Liens to any other Liens, or any other circumstance whatsoever, whether or not any Insolvency or Liquidation Proceeding has been commenced against the Issuers or any other Grantor, it is the intent of the parties that, and the parties hereto agree for themselves and the Junior Lien Secured Parties and Priority Lien Secured Parties represented by them that:

(1) this Agreement and the other Security Documents create two separate and distinct Trust Estates and Liens: (i) the Senior Trust Estate and Priority Lien securing the payment and performance of the Priority Lien Obligations and (ii) the Junior Trust Estate and Junior Lien securing the payment and performance of the Junior Lien Obligations; and

(2) any Liens on Collateral securing the Junior Lien Obligations now or hereafter held by the Collateral Agent for the benefit of the Junior Lien Secured Parties or held by any Junior Lien Secured Party, in each case, whether by grant, possession, statute, operation of law, subrogation or otherwise, are subject and subordinate to any Liens on Collateral securing the Priority Lien Obligations.

For the avoidance of doubt, in the event that any Junior Lien Secured Party becomes a judgment lien creditor as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subject to the terms of this Agreement for all purposes hereof (including the priority of Liens).

SECTION 2.4 Restrictions on Enforcement of Junior Liens; Prohibition on Contesting Liens.

(a) Until the Discharge of Priority Lien Obligations, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Issuers or any other Grantor, the Priority Lien Secured Parties will have, subject to the exceptions set forth below in clauses (1) through (4), the exclusive right to authorize and direct the Collateral Agent with respect to each of the Priority Lien Security Documents and the Junior Lien Security Documents and the Collateral including, without limitation, the exclusive right to authorize or direct the Collateral Agent to enforce, collect or realize on any Collateral or exercise any other right or remedy with respect to the Collateral (including, without limitation, the exercise of any right of setoff or any right under any lockbox agreement, account control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement) and no Junior Lien Representative or Junior

Lien Secured Party may authorize or direct the Collateral Agent with respect to such matters; provided, however, that the Required Junior Lien Debtholders (or any Junior Lien Representative representing such Required Junior Lien Debtholders) may so direct the Collateral Agent with respect to the enforcement of Junior Lien Security Documents and rights and remedies against the Collateral thereunder after the passage of a period of at least 180 days has elapsed since the later of: (i) the date on which any Junior Lien Representative has declared the existence of any Event of Default under (and as defined in) any Junior Lien Document and demanded the repayment of all the principal amount of all Junior Lien Obligations thereunder; and (ii) the date on which the Collateral Agent and each Priority Lien Representative has received notice from such Junior Lien Representative of such declarations of an Event of Default under (and as defined in) any Junior Lien Document, (the “Standstill Period”); provided further that notwithstanding anything herein to the contrary, in no event shall any Junior Lien Debtholder or Junior Lien Representative so authorize or direct the Collateral Agent if, notwithstanding the expiration of the Standstill Period, the Priority Lien Secured Parties or a Priority Lien Representative shall have caused the Collateral Agent to commence and diligently pursue the exercise of rights and remedies with respect to all or any material portion of the Collateral. Notwithstanding the foregoing, the Required Junior Lien Debtholders (or the Junior Lien Representatives representing the Required Junior Lien Debtholders) may direct the Collateral Agent or any Junior Lien Representative, as applicable:

(1) without any condition or restriction whatsoever, at any time after the Discharge of Priority Lien Obligations;

(2) as necessary to redeem any Collateral in a creditor’s redemption permitted by law or to deliver any notice or demand necessary to enforce (subject to the prior Discharge of Priority Lien Obligations) any right to claim, take or receive proceeds of Collateral remaining after the Discharge of Priority Lien Obligations in the event of foreclosure or other enforcement of any Lien (other than Liens in favor of the Collateral Agent or a Priority Lien Secured Party);

(3) as necessary to perfect or establish the priority (subject to Priority Liens) of the Junior Liens upon any Collateral, except that the Junior Lien Secured

Parties may not require the Collateral Agent to take any action to perfect any Collateral through possession or control other than the Collateral Agent taking any action for possession or control required by the Priority Lien Secured Parties and the Collateral Agent agreeing pursuant to Section 7.4 that the Collateral Agent as agent for the benefit of the Priority Lien Secured Parties agrees to act as bailee and/or agent for the Collateral Agent for the benefit of the Junior Lien Secured Parties as specified in Section 7.4;

(4) as necessary to create, prove, preserve or protect (but not enforce) the Junior Liens upon any Collateral;

(5) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Junior Lien Secured Parties, including any claims secured by the Collateral, if any, in each case in accordance with the terms of this Agreement; or

(6) vote on any plan of reorganization, arrangement, compromise or liquidation, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Junior Lien Obligations and the Collateral; provided that no filing of any claim or vote, or pleading related to such claim or vote, to accept or reject a disclosure statement, plan of reorganization, arrangement, compromise or liquidation, or any other document, agreement or proposal similar to the foregoing by the Collateral Agent (on behalf of the Junior Lien Secured Parties) or the Junior Lien Representative may be inconsistent with the provisions of this Agreement;

(b) Until the Discharge of Priority Lien Obligations, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Issuers or any other Grantor, none of the Junior Lien Secured Parties, the Collateral Agent (unless acting pursuant to an Act of Required Secured Parties) or any Junior Lien Representative will:

(1) request judicial relief, in an Insolvency or Liquidation Proceeding or in any other court, or take any other action, that would hinder, delay, limit or prohibit the lawful exercise or enforcement of any right or remedy otherwise available to the Priority Lien Secured Parties in respect of the Priority Liens or that would limit, invalidate, avoid or set aside any Priority Lien or subordinate the Priority Liens to the Junior Liens or grant the Junior Liens equal ranking to the Priority Liens;

(2) oppose or otherwise contest any motion for relief from the automatic stay or for any injunction against foreclosure or enforcement of Priority Liens made by any Priority Lien Secured Party or any Priority Lien Representative in any Insolvency or Liquidation Proceeding;

(3) oppose or otherwise contest any lawful exercise by any Priority Lien Secured Party or any Priority Lien Representative of the right to credit bid Priority Lien Debt at any sale of Collateral in foreclosure of Priority Liens;

(4) oppose or otherwise contest any other request for judicial relief made in any court by any holder of Priority Lien Obligations or any Priority Lien Representative relating to the lawful enforcement of any Priority Lien;

(5) contest, protest or object to any foreclosure proceeding or action brought by the Collateral Agent, any Priority Lien Representative or any Priority Lien Secured Party or any other exercise by the Collateral Agent, any Priority Lien Representative or any Priority Lien Secured Party of any rights and remedies relating to the Collateral under the Priority Lien Documents or otherwise and each Junior Lien Representative on behalf of itself and each Junior Lien Secured Party hereby waives any and all rights it may have to object to the time or manner in which the Collateral Agent, any Priority Lien Representative or any Priority Lien Secured Party seeks to enforce the Priority Lien Obligations or the Priority Liens;

(6) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding) the validity, enforceability, perfection, priority or extent of the Priority Liens or the amount, nature or extent of the Priority Lien Debt Obligations; or

(7) object to the forbearance by the Collateral Agent from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral.

Except as specifically set forth in this Agreement, both before and during an Insolvency or Liquidation Proceeding, the Junior Lien Secured Parties and the Junior Lien Representatives may take any actions and exercise any and all rights that would be available to a holder of unsecured claims that are not inconsistent with this Agreement.

(c) At any time prior to the Discharge of Priority Lien Obligations and after (1) the commencement of any Insolvency or Liquidation Proceeding in respect of the Issuers or any other Grantor or (2) the Collateral Agent and each Junior Lien Representative have received written notice from any Priority Lien Representative at the direction of an Act of Required Secured Parties stating that (A) any Series of Priority Lien Debt has become due and payable in full (whether at maturity, upon acceleration or otherwise) or (B) the holders of Priority Liens securing one or more Series of Priority Lien Debt have become entitled under any Priority Lien Documents to and desire to enforce any or all of the Priority Liens by reason of a default under such Priority Lien Documents, no payment of money (or the equivalent of money) shall be made from the proceeds of Collateral by the Issuers or any other Grantor to the Trustee, the Collateral Agent (other than payments to the Collateral Agent for the benefit of the Priority Lien Secured Parties) or any Junior Lien Secured Party (including, without limitation, payments and prepayments made for application to Junior Lien Obligations and all other payments and deposits made pursuant to any provision of any Junior Lien Document).

(d) All proceeds of Collateral received by the Collateral Agent, any Junior Lien Representative or any Junior Lien Secured Party in violation of Section 2.4(b) or 2.4(c) will be held by the Collateral Agent, the applicable Junior Lien Representative or the applicable Junior Lien Secured Party in trust for the account of the Priority Lien Secured Parties and remitted to the Collateral Agent upon demand by the Collateral Agent or any Priority Lien Representative for application in accordance with Section 3.4 hereof. The Junior Liens will remain attached to and enforceable against all proceeds so held or remitted until applied to satisfy the Priority Lien Obligations. All proceeds of Collateral received by the Collateral Agent, Junior Lien Secured Parties and Junior Lien Representatives not in violation of Section 2.4(b) or 2.4(c) will be received by the Collateral Agent, Junior Lien Secured Parties and the Junior Lien Representatives free from the Priority Liens and all other Liens except the Junior Liens.

SECTION 2.5 Waiver of Right of Marshaling.

(a) Prior to the Discharge of Priority Lien Obligations, Junior Lien Secured Parties, each Junior Lien Representative and the Collateral Agent may not assert or enforce any marshaling, appraisal, valuation or other similar right accorded to a junior lienholder, as against the Priority Lien Secured Parties or the Priority Lien Representatives (in their capacity as priority lienholders).

(b) Following the Discharge of Priority Lien Obligations, the Junior Lien Secured Parties and any Junior Lien Representative may assert their right under the UCC or otherwise to any proceeds remaining following a sale or other disposition of Collateral by, or on behalf of, the Priority Lien Secured Parties.

SECTION 2.6 Discretion in Enforcement of Priority Liens.

(a) In exercising rights and remedies with respect to the Collateral, at any time prior to a Discharge of Priority Lien Obligations the Priority Lien Secured Parties and the Priority Lien Representatives shall have the exclusive right to enforce (or refrain from enforcing) the provisions of the Priority Lien Documents and exercise (or refrain from exercising) remedies thereunder or any such rights and remedies, all in such order and in such manner as they may determine in the exercise of their sole and exclusive discretion, including:

(1) the exercise or forbearance from exercise of all rights and remedies in respect of the Collateral and/or the Priority Lien Obligations;

(2) the enforcement or forbearance from enforcement of any Priority Lien in respect of the Collateral;

(3) the exercise or forbearance from exercise of rights and powers of a holder of shares of stock included in the Senior Trust Estate to the extent provided in the Priority Lien Security Documents;

(4) the acceptance of the Collateral in full or partial satisfaction of the Priority Lien Obligations; and

(5) the exercise or forbearance from exercise of all rights and remedies of a secured lender under the UCC or any similar law of any applicable jurisdiction or in equity.

SECTION 2.7 Amendments to Priority Lien Documents and Discretion in Enforcement of Priority Lien Obligations.

(a) Without in any way limiting the generality of Section 2.6, the Priority Lien Secured Parties and the Priority Lien Representatives may, at any time and from time to time, without the consent of or notice to the Junior Lien Secured Parties or the Junior Lien Representatives, without incurring responsibility to the Junior Lien Secured Parties and the Junior Lien Representatives and without impairing or releasing the subordination provided in this Agreement or the obligations hereunder of the Junior Lien Secured Parties and the Junior Lien Representatives, do any one or more of the following:

(1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, the Priority Lien Obligations, or otherwise amend or supplement in any manner the Priority Lien Obligations, or any instrument evidencing the Priority Lien Obligations or any agreement under which the Priority Lien Obligations are outstanding including, without limitation, increasing the principal amount thereof and/or any applicable margin or similar component of interest rate;

(2) release any Person or entity liable in any manner for the collection of the Priority Lien Obligations;

(3) release the Priority Lien on any Collateral; and

(4) exercise or refrain from exercising any rights against any Grantor.

SECTION 2.8 Insolvency or Liquidation Proceedings.

(a) If in any Insolvency or Liquidation Proceeding and prior to the Discharge of Priority Lien Obligations, the Priority Lien Secured Parties by an Act of Required Secured Parties shall desire to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code), or to permit the Issuers or any other Grantor to obtain financing, whether from the Priority Lien Secured Parties or any other Person under Section 364 of the Bankruptcy Code or any similar Bankruptcy Law (“DIP Financing”) then each of the Collateral Agent (on behalf of the Junior Lien Secured Parties) and each Junior Lien Representative for itself and on behalf of the other Junior Lien Secured Parties represented by it, agrees that it will raise no objection to such Cash Collateral use or DIP Financing including any proposed orders for such Cash Collateral use and/or DIP Financing which are acceptable to the Priority Lien Secured Parties) and to the extent the Liens securing the Priority Lien Obligations are subordinated to or pari passu with such DIP Financing, the Collateral Agent will subordinate its Junior Liens in the Collateral to the Liens securing such DIP Financing (and all Obligations relating thereto) and will not request adequate protection or any other relief in connection therewith (except, as expressly agreed by the Priority Lien Secured Parties or to the extent permitted by Section 2.8(d)). No Junior Lien Secured Party may provide DIP Financing to any Issuer or other Grantor secured by Liens equal or senior in priority to the Liens securing any Priority Lien Obligations; provided that if no Priority Lien Secured Party offers to provide DIP Financing to the extent permitted under this Section 2.8(a) on or before the date of the hearing to approve DIP Financing, then a Junior Lien Secured Party may seek to provide such DIP Financing secured by Liens equal or senior in priority to the Liens securing any Priority Lien Obligations, and the Priority Lien Secured Parties may object thereto. Each of the Collateral Agent (on behalf of the Junior Lien Secured Parties) and each Junior Lien Representative on behalf itself and the Junior Lien Secured Parties represented by it agree that each of them will not seek consultation rights in connection with, and will raise no objection or oppose, a motion to sell, liquidate or otherwise dispose of Collateral under Section 363 of the Bankruptcy Code if the requisite Priority Lien Secured Parties have consented to such sale, liquidation or other disposition. Each of the Collateral Agent (on behalf of the Junior Lien Secured Parties) and each Junior Lien Representative on behalf of itself and the Junior Lien Secured Parties represented by it further agrees that it will not directly or indirectly oppose or impede entry of any order in connection with such sale, liquidation or other disposition, including orders to retain professionals or set bid procedures in connection with such sale, liquidation or disposition if the requisite Priority Lien Secured Parties have consented to such (i) retention of professionals and bid procedures in connection with such sale, liquidation or disposition of such assets and (ii) the sale, liquidation or disposition of such assets, in which event the Junior Lien Secured Parties will be deemed to have consented to the sale or disposition of Collateral pursuant to Section 363(f) of the Bankruptcy Code and such motion does not impair the rights of the Junior Lien Secured Parties under Section 363(k) of the Bankruptcy Code.

(b) Until the Discharge of Priority Lien Obligations has occurred, the Collateral Agent (on behalf of the Junior Lien Secured Parties) and each Junior Lien Representatives, for itself and on behalf of the other Junior Lien Secured Party represented by it, agrees that none of them shall: (i) seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral, without the prior written consent of the Priority Lien Secured Parties, unless a motion for adequate protection permitted under Section 2.8(d) has been denied by a bankruptcy court or (ii) oppose (or support any other Person in opposing) any request by the Priority Lien Secured Parties for relief from such stay.

(c) If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of Priority Lien Obligations and on account of Junior Lien Obligations, then, to the extent the debt obligations distributed on account of the Priority Lien Obligations and on account of the Junior Lien Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

(d) The Collateral Agent (on behalf of the Junior Lien Secured Parties) and each Junior Lien Representative, for itself and on behalf of the other Junior Lien Secured Parties represented by it, agrees that none of them shall contest (or support any other Person contesting): (1) any request by the Priority Lien Representatives or the Priority Lien Secured Parties for adequate protection under any Bankruptcy Law; or (2) any objection by the Priority Lien Representatives or the Priority Lien Secured Parties to any motion, relief, action or proceeding based on the Priority Lien Secured Parties claiming a lack of adequate protection. Notwithstanding the foregoing provisions in this Section 2.8(d), in any Insolvency or Liquidation Proceeding: (1) if the Priority Lien Secured Parties (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any Cash Collateral use or DIP Financing, then the Collateral Agent (on behalf of the Junior Lien Secured Parties) or Junior Lien Representative, on behalf of itself or any of the other Junior Lien Secured Parties represented by it, may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the Liens securing the Priority Lien Obligations and such Cash Collateral use or DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Junior Lien Obligations are so subordinated to the Priority Lien Obligations under this Agreement; and (2) each of the Collateral Agent, the Junior Lien Representatives and the Junior Lien Secured Parties shall only be permitted to seek adequate protection with respect to their rights in the Collateral in any Insolvency or Liquidation Proceeding in the form of (A) additional collateral; provided that as adequate protection for the Priority Lien Obligations, the Collateral Agent, on behalf of the Priority Lien Secured Parties, is also granted a senior Lien on such additional collateral; (B) replacement Liens on the Collateral; provided that as adequate protection for the Priority Lien Obligations, the Collateral Agent, on behalf of the Priority Lien Secured Parties, is also granted senior replacement Liens on the Collateral; (C) an administrative expense claim; provided that as adequate protection for the Priority Lien Obligations, the Collateral Agent, on behalf of the Priority Lien Secured Parties, is also granted an administrative expense claim which is senior and prior to the administrative expense claim of the Collateral Agent (on behalf of the Junior Lien Secured Parties) and each

Junior Lien Representative on behalf of the Junior Lien Secured Parties represented by it; and (D) cash payments with respect to interest on the Junior Lien Obligations; provided that (1) as adequate protection for the Priority Lien Obligations, the Collateral Agent, on behalf of the Priority Lien Secured Parties, is also granted cash payments with respect to interest on the Priority Lien Obligations, and (2) such cash payments do not exceed an amount equal to the interest accruing on the principal amount of Junior Lien Obligations outstanding on the date such relief is granted at the interest rate under the Junior Lien Documents and accruing from the date the Collateral Agent (on behalf of the Junior Lien Secured Parties) or the Junior Lien Representatives on behalf of the Junior Lien Secured Parties represented by them is granted such relief. If any Junior Lien Secured Party receives post-petition interest and/or adequate protection payments in an Insolvency or Liquidation Proceeding (“Junior Lien Adequate Protection Payments”), and the Priority Lien Secured Parties do not receive payment in full in cash of all Priority Lien Obligations (subject, in the case of principal outstanding under the Priority Lien Documents and face amounts of letters of credit) upon the effectiveness of the plan of reorganization for, or conclusion of, that Insolvency or Liquidation Proceeding, then, each Junior Lien Secured Party shall pay over to the Priority Lien Secured Party an amount (the “Pay-Over Amount”) equal to the lesser of (i) the Junior Lien Adequate Protection Payments received by such Junior Lien Secured Parties and (ii) the amount of the short-fall (the “Short Fall”) in payment in full of the Priority Lien Obligations (subject, in the case of principal outstanding under the Priority Lien Documents and face amounts of letters of credit); provided that to the extent any portion of the Short Fall represents payments received by the Priority Lien Secured Parties in the form of promissory notes, equity or other property, equal in value to the cash paid in respect of the Pay-Over Amount, the Priority Lien Secured Parties shall, upon receipt of the Pay-Over Amount, transfer those promissory notes, equity or other property, pro rata, equal in value to the cash paid in respect of the Pay-Over Amount to the applicable Junior Lien Secured Parties in exchange for the Pay-Over Amount. Notwithstanding anything herein to the contrary, the Priority Lien Secured Parties shall not be deemed to have consented to, and expressly retain their rights to object to the grant of adequate protection in the form of cash payments to the Junior Lien Secured Parties made pursuant to this Section 2.8(d).

(e) Nothing contained herein shall prohibit or in any way limit the Priority Lien Representative or any Priority Lien Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Collateral Agent (on behalf of the Junior Lien Secured Parties), the Junior Lien Representative or any of the other Junior Lien Secured Parties, including the seeking by the Collateral Agent (on behalf of the Junior Lien Secured Parties), the Junior Lien Representative or any of the other Junior Lien Secured Parties of adequate protection or the asserting by the Collateral Agent (on behalf of the Junior Lien Secured Parties), the Junior Lien Representative or any of the other Junior Lien Secured Parties of any of its rights and remedies under the Junior Lien Documents or otherwise.

(f) If any Priority Lien Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Issuers or any other Grantor any amount paid in respect of Priority Lien Obligations (a “Recovery”), then such Priority Lien Secured Party shall be entitled to a reinstatement of Priority Lien Obligations with respect to all such recovered amounts on the date of such Recovery, and from and after the date of such reinstatement the Discharge of Priority Lien Obligations shall be deemed not to have occurred for all purposes hereunder. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

(g) The Collateral Agent (on behalf of the Junior Lien Secured Parties) and each Junior Lien Representative, for itself and on behalf of the Junior Lien Secured Parties, and the Collateral Agent (on behalf of the Priority Lien Secured Parties) and each Priority Lien Representative for itself and on behalf of the Priority Lien Secured Parties for whom it acts as representative, acknowledges and agrees that:

(1) the grants of Liens pursuant to the Priority Lien Security Documents and the Junior Lien Security Documents constitute two separate and distinct grants of Liens; and

(2) because of, among other things, their differing rights in the Collateral, the Junior Lien Obligations are fundamentally different from the Priority Lien Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding.

To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the Priority Lien Secured Parties and the Junior Lien Secured Parties in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then each of the parties hereto hereby acknowledges and agrees that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Collateral (with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Junior Lien Secured Parties), the Priority Lien Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing (or that would be owing if there were such separate classes of senior and junior secured claims) in respect of Post-Petition Interest, including any additional interest payable pursuant to the Priority Lien Documents, arising from or related to a default, which is disallowed as a claim in any Insolvency or Liquidation Proceeding before any distribution is made in respect of the claims held by the Junior Lien Secured Parties with respect to the Collateral, with the Collateral Agent (on behalf of the Junior Lien Secured Parties) or each Junior Lien Representative, as applicable, for itself and on behalf of the Junior Lien Secured Parties for whom it acts as representative, hereby acknowledging and agreeing to turn over to the Priority Lien Secured Parties, Collateral or proceeds of Collateral otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Junior Lien Secured Parties.

(h) The parties to this Agreement acknowledge that this Agreement is a “subordination agreement” under section 510(a) of the Bankruptcy Code, which will be effective before, during and after the commencement of an Insolvency or Liquidation Proceeding. All references in this Agreement to any Grantor will include such Person as a debtor-in-possession and any receiver or trustee for such Person in an Insolvency or Liquidation Proceeding.

SECTION 2.9 Collateral Shared Equally and Ratably within Class. The parties to this Agreement agree that the payment and satisfaction of all of the Secured Obligations within each Class will be secured equally and ratably by the Liens established in favor of the Collateral Agent for the benefit of the Secured Parties belonging to such Class, notwithstanding the time of incurrence of any Secured Obligations within such Class or the date, time, method or order of grant, attachment or perfection of any Liens securing such Secured Obligations within such Class and notwithstanding any provision of the UCC, the time of incurrence of any Series of Priority Lien Debt or Series of Junior Lien Debt or the time of incurrence of any other Priority Lien Obligation or Junior Lien Obligation, or any other applicable law or any defect or deficiencies in, or failure to perfect or lapse in perfection of, or avoidance as a fraudulent conveyance or otherwise of, the Liens securing the Priority Lien Obligations or the Junior Lien Obligations the subordination of such Liens to any other Liens, or any other circumstance whatsoever, whether or not any Insolvency or Liquidation Proceeding has been commenced against the Issuers or any other Grantor, it is the intent of the parties that, and the parties hereto agree for themselves and the Junior Lien Secured Parties and Priority Lien Secured Parties represented by them that:

(1) all Junior Lien Obligations will be and are secured equally and ratably by all Junior Liens at any time granted by the Issuers or any other Grantor to secure any Obligations in respect of any Series of Junior Lien Debt, whether or not upon property otherwise constituting collateral for such Series of Junior Lien Debt, and that all such Junior Liens will be enforceable by the Collateral Agent for the benefit of all Junior Lien Secured Party equally and ratably; provided, however, that notwithstanding the foregoing, (x) this provision will not be violated with respect to any particular Collateral and any particular Series of Junior Lien Debt if the Secured Debt Documents in respect thereof prohibit the applicable Junior Lien Representative from accepting the benefit of a Lien on any particular asset or property or such Junior Lien Representative otherwise expressly declines in writing to accept the benefit of a Lien on such asset or property and (y) this provision will not be violated with respect to any particular Hedging Obligations or Bank Product Obligations if the applicable Hedge Agreement or Bank Product Agreement prohibit the applicable Hedge Provider or Bank Product Provider from accepting the benefit of a Lien on any particular asset or property or such Hedge Provider or Bank Product Provider otherwise expressly declines in writing to accept the benefit of a Lien on such asset or property; and

(2) all Priority Lien Obligations will be and are secured equally and ratably by all Priority Liens at any time granted by the Issuers or any other Grantor to secure any Obligations in respect of any Series of Priority Lien Debt, whether or not upon property otherwise constituting collateral for such Series of Priority Lien Debt, and that all such Priority Liens will be enforceable by the Collateral Agent for the benefit of all Priority Lien Secured Parties equally and ratably provided however, that notwithstanding the foregoing, (x) this provision will not be violated with respect to any particular Collateral and any particular Series of Priority Lien Debt if the Secured Debt Documents in respect thereof prohibit the applicable Priority Lien Representative from accepting the benefit of a Lien on any particular asset or property or such Priority Lien Representative otherwise expressly declines in writing to accept the benefit of a Lien on such asset or property and (y) this provision will not be violated with respect to any particular Hedging

Obligations or Bank Product Obligations if the applicable Hedge Agreement or Bank Product Agreement prohibit the applicable Hedge Provider or Bank Product Provider from accepting the benefit of a Lien on any particular asset or property or such Hedge Provider or Bank Product Provider otherwise expressly declines in writing to accept the benefit of a Lien on such asset or property;

It is understood and agreed that nothing in this Section 2.9 is intended to alter the priorities among Secured Parties belonging to different Classes as provided in Section 2.3.

SECTION 2.10 No New Liens. So long as the Discharge of Priority Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against an Issuer or any other Grantor, the parties hereto agree that the Issuers will not, and will not permit any other Grantor to:

(a) grant or permit any additional Liens on any asset or property to secure any Junior Lien Obligation unless it has granted or concurrently grants a Priority Lien on such asset or property to secure all of the Priority Lien Obligations, the parties hereto agreeing that any such Lien shall be subject to Section 2.3 hereof; provided that notwithstanding anything in this Agreement to the contrary, cash and cash equivalents may be pledged to secure Priority Lien Obligations or Junior Lien Obligations, as applicable, consisting of reimbursement obligations in respect of letters of credit pursuant to the Priority Lien Documents or Junior Lien Documents, as applicable, without granting a Lien thereon to secure any Junior Lien Obligations or Priority Lien Obligations, as applicable; or

(b) grant or permit any additional Liens on any asset or property to secure any Priority Lien Obligations unless it has granted or concurrently grants a Junior Lien on such asset or property to secure all of the Junior Lien Obligations; provided that this provision will not be violated if the Collateral Agent is given a reasonable opportunity to accept a Lien on any asset or property for the benefit of the Junior Lien Secured Parties and the Collateral Agent states in writing that the Junior Lien Documents prohibit the Collateral Agent from accepting a Lien on such asset or property or the applicable Junior Lien Representative otherwise expressly declines to accept a Lien on such asset or property.

To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the Priority Lien Secured Parties, the Collateral Agent, on behalf of the Junior Lien Secured Parties, agrees that any amounts received by or distributed to it pursuant to or as a result of Liens granted in contravention of this Section 2.10 shall be subject to Section 3.4.

Notwithstanding the foregoing or Section 2.11, any Grantor may grant or permit Liens on cash or cash equivalents to the issuers of letters of credit (and/or any lenders participating in the facilities under which such letters of credit are issued) to satisfy requirements set forth in the reimbursement agreement for such letters of credit or the related facilities with respect to the cash collateralization of such letters of credit without granting a lien on such cash or cash equivalents to secure any other Secured Obligation.

SECTION 2.11 Similar Liens and Agreements. The parties hereto agree that, except as provided in Section 2.10, it is their intention that the Collateral for the Priority Lien Obligations and the Collateral for the Junior Lien Obligations be identical. In furtherance of the foregoing, the parties hereto agree, subject to the other provisions of this Agreement, that the Security Documents creating or evidencing the Priority Liens and the Junior Liens, will be in all material respects the same forms of documents other than as is necessary or appropriate to reflect the first lien and second lien nature of the Obligations thereunder.

In addition, the Grantors agree that each mortgage securing any Junior Lien on such property contain such other language as the Controlling Representative may reasonably request to reflect the subordination of such mortgage to the mortgage securing any Priority Lien on such property.

SECTION 2.12 Confirmation of Subordination in Junior Lien Security Documents. The Grantors agree that each Junior Lien Security Document shall include the following language (or language to similar effect approved by the Controlling Representative):

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent for the benefit of the [Junior Lien Secured Parties] pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent for the benefit of the [Junior Lien Secured Parties] hereunder are subject to the provisions of the Collateral Agency Agreement, dated as of June 14, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agency Agreement”), among Gogo Inc., a Delaware corporation, Gogo Intermediate Holdings LLC, a Delaware limited liability company, Gogo Finance Co. Inc., a Delaware corporation, the other Grantors from time to time party thereto, U.S. Bank National Association, as Collateral Agent and certain other persons party or that may become party thereto from time to time (including the Secured Debt Representatives thereunder). In the event of any conflict between the terms of the Collateral Agency Agreement and this Agreement, the terms of the Collateral Agency Agreement shall govern and control.”

; provided, however, that if the jurisdiction in which any such Junior Lien Security Document will be filed prohibits the inclusion of the language above or would prevent a document containing such language from being recorded, the applicable Junior Lien Representatives and the Controlling Representative agree, prior to such Junior Lien Security Document being entered into, to negotiate in good faith replacement language stating that the lien and security interest granted under such Junior Lien Security Document is subject to the provisions of this Agreement.

ARTICLE 3. OBLIGATIONS AND POWERS OF COLLATERAL AGENT

SECTION 3.1 Appointment and Undertaking of the Collateral Agent.

(a) Each Hedge Provider, each Bank Product Provider and each other Secured Party acting through its respective Secured Debt Representative and/or by its acceptance of the benefits of the Security Documents hereby appoints the Collateral Agent to serve as collateral agent hereunder on the terms and conditions set forth herein. Subject to, and in accordance with, this Agreement, the Collateral Agent will, as collateral agent, for the benefit solely and exclusively of the present and future Secured Parties, in accordance with the terms of this Agreement:

(1) accept, enter into, hold, maintain, administer and enforce all Security Documents, including all Collateral subject thereto, and all Liens created thereunder, perform its obligations hereunder and under the Security Documents and protect, exercise and enforce the interests, rights, powers and remedies granted or available to it under, pursuant to or in connection with the Security Documents;

(2) take all lawful and commercially reasonable actions permitted under the Security Documents that it may deem necessary or advisable to protect or preserve its interest in the Collateral subject thereto and such interests, rights, powers and remedies;

(3) deliver and receive notices pursuant to this Agreement and the Security Documents;

(4) sell, assign, collect, assemble, foreclose on, institute legal proceedings with respect to, or otherwise exercise or enforce the rights and remedies of a secured party (including a mortgagee, trust deed beneficiary and insurance beneficiary or loss payee) with respect to the Collateral under the Security Documents and its other interests, rights, powers and remedies;

(5) remit as provided in Section 3.4 all cash proceeds received by the Collateral Agent from the collection, foreclosure or enforcement of its interest in the Collateral under the Security Documents or any of its other interests, rights, powers or remedies;

(6) execute and deliver (i) amendments and supplements to the Security Documents as from time to time authorized pursuant to Section 7.1 accompanied by an Officer’s Certificate to the effect that the amendment or supplement was permitted under Section 7.1 and (ii) acknowledgements of Collateral Agency Joinders delivered pursuant to Section 3.8, 3.9 or 7.21 hereof; and

(7) release any Lien granted to it by any Security Document upon any Collateral if and as required by Section 3.2 or Article 4.

(b) Each party to this Agreement acknowledges and consents to the undertaking of the Collateral Agent set forth in Section 3.1(a) and agrees to each of the other provisions of this Agreement applicable to the Collateral Agent.

(c) Notwithstanding anything to the contrary contained in this Agreement, the Collateral Agent will not commence any exercise of remedies or any foreclosure actions or otherwise take any action or proceeding against any of the Collateral (other than actions as necessary to prove, protect or preserve the Liens securing the Secured Obligations) unless and until it shall have been directed in writing by an Act of Required Secured Parties and then only in accordance with the provisions of this Agreement.

(d) Notwithstanding anything to the contrary contained in this Agreement, act or decline to act in connection with any enforcement of Liens as provided in Section 3.3

(e) Notwithstanding anything to the contrary contained in this Agreement, no Grantor nor any of its Affiliates may serve as Collateral Agent.

SECTION 3.2 Release or Subordination of Liens. The Collateral Agent will not release or subordinate any Lien of the Collateral Agent or consent to the release or subordination of any Lien of the Collateral Agent, except:

(a) as directed by an Act of Required Secured Parties accompanied by an Officer’s Certificate to the effect that the release or subordination was permitted by each applicable Secured Debt Document;

(b) as required by Article 4;

(c) as ordered pursuant to applicable law under a final and nonappealable order or judgment of a court of competent jurisdiction; or

(d) for the subordination of the Junior Trust Estate and the Junior Liens to the Senior Trust Estate and the Priority Liens.

SECTION 3.3 Enforcement of Liens. If the Collateral Agent at any time receives written notice that any event has occurred that constitutes a default under any Secured Debt Document entitling the Collateral Agent to foreclose upon, collect or otherwise enforce its Liens under the Security Documents, the Collateral Agent will promptly deliver written notice thereof to each Secured Debt Representative. Thereafter, the Collateral Agent may await direction by an Act of Required Secured Parties and will act, or decline to act, as directed by an Act of Required Secured Parties, in the exercise and enforcement of the Collateral Agent’s interests, rights, powers and remedies in respect of the Collateral or under the Security Documents or applicable law and, following the initiation of such exercise of remedies, the Collateral Agent will act, or decline to act, with respect to the manner of such exercise of remedies as directed by an Act of Required Secured Parties; provided, however, that upon expiration of the Standstill Period, the Collateral Agent shall exercise or decline to exercise enforcement rights, powers and remedies as directed by the Required Junior Lien Debtholders as provided in Section 2.4 hereof unless the priority Lien Secured Parties or a Priority Lien Representative shall have caused the Collateral Agent to commence and diligently pursue the exercise of rights and remedies with respect to all or any material portion of the Collateral. Unless it has been directed to the contrary by an Act of Required Secured Parties, the Collateral Agent in any event may (but will not be obligated to) take or refrain from taking such action with respect to any default under any Secured Debt Document as it may deem advisable and in the best interest of the Secured Parties.

SECTION 3.4 Application of Proceeds.

(a) The Collateral Agent will apply the proceeds of any collection, sale, foreclosure or other realization upon, or exercise of any right or remedy with respect to, any Collateral and the proceeds thereof and the proceeds of any insurance policy required under any Priority Lien Document or Junior Lien Document or otherwise covering the Collateral in the following order of application:

FIRST, to the payment of all amounts payable under this Agreement on account of the Collateral Agent’s fees and any reasonable legal fees, costs and expenses or other liabilities of any kind incurred by the Collateral Agent or any co-trustee or agent of the Collateral Agent in connection with any Security Document (including, but not limited to, indemnification obligations that are then due and payable);

SECOND, to the respective Priority Lien Representatives, Hedge Providers and Bank Product Providers on a pro rata basis for each Series of Priority Lien Debt, Hedging Obligations constituting Priority Lien Obligations and Bank Product Obligations constituting Priority Lien Obligations that are secured by such Collateral (or, where such Hedging Obligations or Bank Product Obligations are represented by a Priority Lien Representative, to such Priority Lien Representative on their behalf) for application to the payment of all such outstanding Priority Lien Debt and any such other Priority Lien Obligations that are then due and payable and so secured (for application in such order as may be provided in the Priority Lien Documents applicable to the respective Priority Lien Obligations) in an amount sufficient to pay in full in cash all outstanding Priority Lien Debt and all other Priority Lien Obligations that are then due and payable (including all interest and fees accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate, specified in the Priority Lien Documents, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding, and including the discharge or cash collateralization (at the lower of (1) 103% of the aggregate undrawn amount and (2) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Priority Lien Document) of all outstanding letters of credit constituting Priority Lien Debt);

THIRD, to the respective Junior Lien Representatives, Hedge Providers and Bank Product Providers on a pro rata basis for each Series of Junior Lien Debt, Hedging Obligations constituting Junior Lien Obligations and Bank Product Obligations constituting Junior Lien Obligations that are secured by such Collateral (or, where such Hedging Obligations or Bank Product Obligations are represented by a Junior Lien Representative, to such Junior Lien Representative on their behalf) for application to the payment of all such outstanding Junior Lien Debt and any such other Junior Lien Obligations that are then due and payable and so secured (for application in such order as may be provided in the Junior Lien Documents applicable to the respective Junior Lien Obligations) in an amount sufficient to pay in full in cash all outstanding Junior Lien Debt and all other Junior Lien Obligations that are then due and payable (including all interest and fees accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate, specified in the Junior Lien Documents, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding, and including the discharge or cash collateralization (at the lower of (1) 103% of the aggregate undrawn amount and (2) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Junior Lien Document) of all outstanding letters of credit constituting Junior Lien Debt); and

FOURTH, any surplus remaining after the payment in full in cash of amounts described in the preceding clauses will be paid to the Issuers or the applicable Grantor, as the case may be, its successors or assigns, or to such other Persons as may be entitled to such amounts under applicable law or as a court of competent jurisdiction may direct.

Notwithstanding the foregoing, if any Series of Secured Debt has released its Lien on any Collateral as described below in Section 4.4, then such Series of Secured Debt and any related Secured Obligations of that Series thereafter shall not be entitled to share in the proceeds of any Collateral so released by that Series.

(b) If any Junior Lien Representative or any Junior Lien Secured Party collects or receives any proceeds of such foreclosure, collection or other enforcement, proceeds of any title insurance or other insurance and any proceeds subject to Liens that have been avoided or otherwise invalidated that should have been applied to the payment of the Priority Lien Obligations in accordance with Section 3.4(a) above, whether after the commencement of an Insolvency or Liquidation Proceeding or otherwise, such Junior Lien Representative or such Junior Lien Secured Party, as the case may be, will forthwith deliver the same to the Collateral Agent, for the account of the Priority Lien Secured Parties, to be applied in accordance with Section 3.4(a). Until so delivered, such proceeds shall be segregated and will be held by that Junior Lien Representative or that Junior Lien Secured Party, as the case may be, for the benefit of the Priority Lien Secured Parties.

(c) This Section 3.4 is intended for the benefit of, and will be enforceable as a third party beneficiary by, each present and future holder of Secured Obligations, each present and future Secured Debt Representative and the Collateral Agent as holder of Priority Liens and Junior Liens. The Secured Debt Representative of each future Series of Secured Debt will be required to deliver a Collateral Agency Joinder including a lien sharing and priority confirmation as provided in Section 3.8 at the time of incurrence of such Series of Secured Debt.

(d) In connection with the application of proceeds pursuant to Section 3.4(a), except as otherwise directed by an Act of Required Secured Parties, the Collateral Agent may sell any non-cash proceeds for cash prior to the application of the proceeds thereof.

(e) In making the determinations and allocations in accordance with Section 3.4(a), the Collateral Agent may conclusively rely upon information supplied by the relevant Priority Lien Representative, Hedge Provider and Bank Product Provider as to the amounts of unpaid principal and interest and other amounts outstanding with respect to its respective Priority Lien Debt and any other Priority Lien Obligations, the amount of any “settlement amount” (or similar term) of any Hedge Agreements included in the Priority Lien Obligations and the aggregate amounts payable under any Bank Product Agreements included in the Priority Lien

Obligations and information supplied by the relevant Junior Lien Representative, Hedge Provider and Bank Product Provider as to the amounts of unpaid principal and interest and other amounts outstanding with respect to its respective Junior Lien Debt and any other Junior Lien Obligations, the amount of any “settlement amount” (or similar term) of any Hedge Agreements included in the Junior Lien Obligations and the aggregate amounts payable under any Bank Product Agreements included in the Junior Lien Obligations. In calculating the amount of Secured Obligations owed to any Hedge Provider, the Secured Obligations owed to such Hedge Provider shall be determined by the relevant Hedge Provider in accordance with the terms of the relevant Hedge Agreement; provided that, notwithstanding anything herein or in any other Secured Obligations Document to the contrary, in the event that any such Hedge Agreement consists of more than one confirmation or trade or in the event that the relevant Hedge Provider is a party to any other Hedge Agreement, solely for purposes of calculating the Secured Obligations owed to such Hedge Provider under this Agreement, such calculation shall setoff and net all Obligations owing to such Hedge Provider or owed by such Hedge Provider under each such confirmation or trade and/or additional Hedge Agreement. In calculating the amount of Secured Obligations owed to any Bank Product Provider, the Secured Obligations owed to such Bank Product Provider shall be determined by the relevant Bank Product Provider in accordance with the terms of the relevant Bank Product Agreement.

SECTION 3.5 Powers of the Collateral Agent.

(a) The Collateral Agent is irrevocably authorized and empowered to enter into and perform its obligations and protect, perfect, exercise and enforce its interest, rights, powers and remedies under the Security Documents and applicable law and in equity and to act as set forth in this Article 3 or, subject to the other provisions of this Agreement, as requested in any lawful directions given to it from time to time in respect of any matter by an Act of Required Secured Parties.

(b) No Secured Debt Representative or Secured Party (other than the Collateral Agent) will have any liability whatsoever for any act or omission of the Collateral Agent.

SECTION 3.6 Documents and Communications. The Collateral Agent will permit each Secured Debt Representative and each Secured Party upon reasonable written notice from time to time to inspect and copy, at the cost and expense of the party requesting such copies, any and all Security Documents and other documents, notices, certificates, instructions or communications received by the Collateral Agent in its capacity as such.

SECTION 3.7 For Sole and Exclusive Benefit of the Secured Parties. The Collateral Agent will accept, hold, administer and enforce all Liens on the Collateral at any time transferred or delivered to it and all other interests, rights, powers and remedies at any time granted to or enforceable by the Collateral Agent and all other property of the Trust Estates solely and exclusively for the benefit of the present and future holders of present and future Secured Obligations, and will distribute all proceeds received by it in realization thereon or from enforcement thereof solely and exclusively pursuant to the provisions of Section 3.4.

SECTION 3.8 Additional Secured Debt.

(a) The Collateral Agent will, as collateral agent hereunder, perform its undertakings set forth in this Agreement with respect to any Secured Debt that is issued or incurred after the date hereof if:

(1) such Secured Debt is identified as Junior Lien Debt or Priority Lien Debt in accordance with the procedures set forth in Section 3.8(b); and

(2) unless such Secured Debt is issued under an existing Secured Debt Document for any Series of Secured Debt whose Secured Debt Representative is already party to this Agreement, the designated Secured Debt Representative identified pursuant to Section 3.8(b) signs a Collateral Agency Joinder and delivers the same to the Collateral Agent.

Notwithstanding the foregoing, (x) the incurrence of revolving credit obligations under commitments that have previously been designated as Secured Debt and (y) the issuance of letters of credit and incurrence of reimbursement obligations in respect thereof under commitments that have previously been designated as Secured Debt, shall automatically constitute Secured Debt and shall not require compliance with the procedures set forth in Section 3.8(b).

(b) The Issuers will be permitted to designate as Secured Debt hereunder any Funded Debt that is incurred by any Grantor after the date of this Agreement in accordance with the terms of all applicable Secured Debt Documents. The Issuers may only effect such designation by delivering to the Collateral Agent an Additional Secured Debt Designation that:

(1) states that the applicable Grantor intends to incur additional Secured Debt (“Additional Secured Debt”) which will either be (as specified in such Additional Secured Debt Designation) (i) Priority Lien Debt not prohibited by any Secured Debt Document to be incurred and secured by a Priority Lien equally and ratably with all previously existing and future Priority Lien Debt or (ii) Junior Lien Debt not prohibited by any Secured Debt Document to be incurred and secured with a Junior Lien equally and ratably with all previously existing and future Junior Lien Debt;

(2) specifies the name and address of the Secured Debt Representative for such Additional Secured Debt for purposes of this Agreement including Section 7.7;

(3) states that each Issuer and each other Grantor has duly authorized, executed (if applicable) and recorded (or caused to be recorded) in each appropriate governmental office all relevant filings and recordations to ensure that the Additional Secured Debt is secured by the Collateral in accordance with the Security Documents;

(4) attaches as Exhibit 1 to such Additional Secured Debt Designation a Reaffirmation Agreement in substantially the form attached as Exhibit 1 to Exhibit A of this Agreement, which Reaffirmation Agreement has been duly executed by the Issuers and each other Grantor and Guarantor; and

(5) states that the Issuers have caused a copy of the Additional Secured Debt Designation and the related Collateral Agency Joinder to be delivered to each then existing Secured Debt Representative.

Although the Issuers shall be required to deliver a copy of each Additional Secured Debt Designation and each Collateral Agency Joinder to each then existing Secured Debt Representative, the failure to so deliver a copy of the Additional Secured Debt and/or Collateral Agency Joinder to any then existing Secured Debt Representative shall not affect the status of such debt as Additional Secured Debt if the other requirements of this Section 3.8 are complied with. Notwithstanding the foregoing, nothing in this Agreement will be construed to allow the Issuers or any other Grantor to incur additional Funded Debt or Liens if prohibited by the terms of any Secured Debt Documents.

(c) With respect to any Secured Debt that is issued or incurred after the date hereof, each Issuer and each of the other Grantors agrees to take such actions (if any) as may from time to time reasonably be requested by the Collateral Agent, any Priority Lien Representative, any Junior Lien Representative or any Act of Required Secured Parties, and enter into such technical amendments, modifications and/or supplements to the then existing Guarantees and Security Documents (or execute and deliver such additional Security Documents) as may from time to time be reasonably requested by such Persons, to ensure that the Additional Secured Debt is secured by, and entitled to the benefits of, the relevant Security Documents, and each Secured Party (by its acceptance of the benefits hereof) hereby agrees to, and authorizes the Collateral Agent to enter into, any such technical amendments, modifications and/or supplements (and additional Security Documents). Each Issuer and each Grantor hereby further agree that, if there are any recording, filing or other similar fees payable in connection with any of the actions to be taken pursuant to this Section 3.8(c), all such amounts shall be paid by, and shall be for the account of, the Issuers and the respective Grantors, on a joint and several basis.

(d) The Grantors shall have the right at any time on or after the Discharge of Priority Lien Obligations has occurred, to enter into any Priority Lien Document evidencing a Priority Lien Debt which incurrence is not prohibited by the applicable Secured Debt Documents, and to designate such Funded Debt as Priority Lien Debt in accordance with Section 3.8(b). At any time from and after the date of such designation pursuant to Section 3.8(b) (the “Reference Date”), subject to compliance with Section 3.8(c), the obligations under such Priority Lien Document shall automatically and without further action be treated as Priority Lien Debt for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the Junior Lien Obligations shall be at all times subordinated and junior to such Priority Liens Obligations pursuant to the terms of this Agreement, including with respect to Junior Lien Obligations that were incurred or outstanding on or prior to the Reference Date.

SECTION 3.9 Hedging Obligations and Bank Product Obligations.

(a) The Collateral Agent will, as collateral agent hereunder, also perform its undertakings set forth in Section 3.1(a) with respect to any Hedging Obligations or Bank Product Obligations under a Hedge Agreement or Bank Product Agreement that is incurred after the date hereof if:

(1) such Hedge Agreement (and each Swap Transaction in respect thereof) or Bank Product Agreement is identified in accordance with the procedures set forth in Section 3.9(b); and

(2) the Hedge Provider or Bank Product Provider, as applicable, identified pursuant to Section 3.9(b) signs a Collateral Agency Joinder and delivers the same to the Collateral Agent (it being understood and agreed that only one Collateral Agency Joinder will be required for each Hedge Agreement and that separate Collateral Agency Joinders will not be required for each Swap Transaction thereunder).

(b) Each time a Grantor enters into (i) any Swap Contract that such Grantor desires to designate as a Hedge Agreement, (ii) any Swap Transaction under any Hedge Agreement or (iii) any agreement giving rise to Bank Product Obligations that such Grantor desires to designate as a Bank Product Agreement, the Issuers shall deliver to the Collateral Agent an Additional Secured Obligations Designation that:

(1) states that the relevant Grantor intends to incur such Hedging Obligations or Bank Product Obligations, as applicable, which will be (as specified in such Additional Secured Obligation Designation) Priority Lien Obligations or Junior Lien Obligations, as applicable, and that no Secured Debt Document prohibits the incurrence thereof or prohibits such Hedging Obligations or Bank Product Obligations to be secured by a Priority Lien or a Junior Lien, as applicable, equally and ratably with all previously existing and future Priority Lien Obligations or Junior Lien Obligations, as applicable;

(2) specifies the name and address of the relevant Hedge Provider or Bank Product Provider and identifies the Hedge Agreement, Swap Transaction or Bank Product Agreement, as applicable;

(3) states that each Issuer and each other Grantor has duly authorized, executed (if applicable) and recorded (or caused to be recorded) in each appropriate governmental office all relevant filings and recordations to ensure that such Hedging Obligations or Bank Product Obligations are secured by the Collateral in accordance with the Security Documents;

(4) attaches as Exhibit 1 to such Additional Secured Obligation Designation a Reaffirmation Agreement in substantially the form attached as Exhibit 1 to Exhibit D of this Agreement, which Reaffirmation Agreement has been duly executed by the Issuers and each other Grantor and Guarantor; and

(5) states that the Issuers have caused a copy of the Additional Secured Obligation Designation and the related Collateral Agency Joinder to be delivered to each then existing Secured Debt Representative.

Although the Issuers shall be required to deliver a copy of each Additional Secured Obligation Designation and each Collateral Agency Joinder to each then existing Secured Debt

Representative, the failure to so deliver a copy of the Additional Secured Obligation Designation and/or Collateral Agency Joinder to any then existing Secured Debt Representative shall not affect the status of such obligations as Secured Obligations if the other requirements of this Section 3.9 are complied with. Notwithstanding the foregoing, nothing in this Agreement will be construed to allow the Issuers or any other Grantor to incur additional Obligations or Liens or enter into any Swap Transactions if prohibited by the terms of any Secured Debt Document.

(c) With respect to any Hedging Obligations and Bank Product Obligations, the Issuers and each of the other Grantors agrees to take such actions (if any) as necessary or as otherwise may from time to time reasonably be requested by the Collateral Agent, any Priority Lien Representative, any Act of Required Secured Parties, any Junior Lien Representative or the Required Junior Lien Debtholders, as applicable, and enter into such amendments, modifications and/or supplements to the then existing Guarantees and Security Documents (or execute and deliver such additional Security Documents) as may from time to time be reasonably requested by such Persons, to ensure that the Hedging Obligations and Bank Product Obligations incurred after the date hereof are secured by, and entitled to the benefits of, the relevant Security Documents, and each Secured Party (by its acceptance of the benefits hereof) hereby agrees to, and authorizes the Collateral Agent to enter into, any such amendments, modifications and/or supplements (and additional Security Documents). The Issuers and each Grantor hereby further agree that if there are any recording, filing or other similar fees or taxes payable in connection with any of the actions to be taken pursuant to this Section 3.9(c) all such amounts shall be paid by, and shall be for the account of, the Issuers and the respective Grantors, on a joint and several basis.

(d) The Grantors shall have the right, at any time on or after the Discharge of Priority Lien Obligations has occurred, to enter into any Hedge Agreement or Bank Product Agreement evidencing Priority Lien Obligations which incurrence is not prohibited by the applicable Secured Debt Documents, and to designate such obligations as Priority Lien Obligations in accordance with Section 3.9(b). At any time from and after the date of such designation pursuant to Section 3.9(b) (the “Priority Lien Hedge and Bank Product Reference Date”), subject to compliance with Sections 3.9(c), the obligations under such Hedge Agreement or Bank Product Agreement shall automatically and without further action be treated as Priority Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the Junior Lien Obligations shall be at all times subordinated and junior to such Priority Lien Obligations pursuant to the terms of this Agreement, including with respect to Junior Lien Obligations that were incurred or outstanding on or prior to the Priority Lien Hedge and Bank Product Reference Date.

ARTICLE 4. OBLIGATIONS ENFORCEABLE BY THE ISSUERS AND THE OTHER GRANTORS

SECTION 4.1 Release of Liens on Collateral.

(a) The Collateral Agent’s Liens upon the Collateral will be released in any of the following circumstances:

(1) in whole, upon (A) payment in full and discharge of all outstanding Secured Debt and all other Secured Obligations (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time) that are outstanding, due and payable at the time all of the Secured Debt is paid in full and discharged (or the cash collateralization or payment (or other arrangements with respect thereto) of all Hedging Obligations and Bank Product Obligations constituting Secured Obligations on terms satisfactory to each applicable counterparty, and the expiration or termination of all Hedging Agreements the obligations under which would constitute Secured Obligations) and (B) termination or expiration of all commitments to extend credit under all Secured Debt Documents and the cancellation or termination, cash collateralization (at the lower of (1) 103% of the aggregate undrawn amount and (2) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Secured Debt Documents) of all outstanding letters of credit issued pursuant to any Secured Debt Documents or, solely to the extent if any agreed to by the issuer of any outstanding letter of credit issued pursuant to any Secured Debt Document, the issuance of a back to back letter of credit in favor of the issuer of any such outstanding letter of credit in an amount equal to such outstanding letter of credit and issued by a financial institution acceptable to such issuer; or

(2) as to any Collateral (including any rights to use intellectual property assets constituting Collateral) that is sold, transferred or otherwise disposed of (other than pursuant to clauses (3) or (4) below) by any Grantor to a Person that is not (either before or after such sale, transfer or disposition) a Grantor or a Restricted Subsidiary (as defined in the applicable Priority Lien Documents) of a Grantor (except in the case of an IP Reorganization Transaction (as defined in the Indenture), which shall result in a release of the subject Collateral pursuant to this clause (2)) in a transaction or other circumstance that is permitted by all of the Secured Debt Documents, at the time of such sale, transfer or other disposition or to the extent of the interest sold, transferred or otherwise disposed of; or

(3) as to a release of less than all or substantially all of the Collateral (other than pursuant to clause (2) above), if (A) consent to the release of all Priority Liens (or, at any time after the Discharge of Priority Lien Obligations, the Junior Liens) on such Collateral has been given by an Act of Required Secured Parties or (B) the Priority Liens (or, at any time after the Discharge of Priority Lien Obligations, the Junior Liens) on such collateral have been automatically released pursuant to the Priority Lien Documents; provided, that this clause (3) shall not apply to Discharge of Priority Lien Obligations upon payment in full thereof; or

(4) as to a release of all or substantially all of the Collateral (other than pursuant to clause (2) above), if (A) consent to release of that Collateral has been given by the requisite percentage or number of holders of each Series of Secured Debt at the time outstanding as provided for in the applicable Secured Debt Documents and (B) the Issuers have delivered an Officer’s Certificate to the Collateral Agent certifying that any such necessary consents have been obtained; or

(5) if any Grantor is released from its obligations under each of the Junior Lien Documents, then the Junior Liens on such Collateral and the obligations of such Grantor (if it is also a Guarantor) under its Guarantee of the Junior Lien Obligations, shall be automatically, unconditionally and simultaneously released;

(6) if any Grantor is released from its obligations under each of the Priority Lien Documents, then the Priority Liens on such Collateral and the obligations of such Grantor (if it is also a Guarantor) under its Guarantee of the Priority Lien Obligations, shall be automatically, unconditionally and simultaneously released; or

(7) notwithstanding any of the foregoing, if the Collateral Agent is exercising its rights or remedies with respect to the Collateral under the Priority Lien Security Documents pursuant to an Act of Required Secured Parties, and the Collateral Agent releases any of the Priority Liens on any part of the Collateral or any Guarantor is released from its obligations under its Guarantee of the Priority Lien Obligations in connection therewith, then the Junior Liens on such Collateral and the obligations of such Guarantor under its Guarantee of the Junior Lien Obligations, shall be automatically, unconditionally and simultaneously released. If in connection with any exercise of rights and remedies by the Collateral Agent under the Priority Lien Security Documents pursuant to an Act of Required Secured Parties, the equity interests of any Person are foreclosed upon or otherwise disposed of and the Collateral Agent releases Priority Lien on the property or assets of such Person then the Junior Liens with respect to the property or assets of such Person will be concurrently and automatically released to the same extent as the Priority Liens on such property or assets are released.

(b) In addition to and without limiting the provisions of Section 4.1(a), the Collateral Agent agrees for the benefit of the Issuers and the other Grantors that if the Collateral Agent at any time receives:

(1) an Officer’s Certificate stating that (A) the signing officer has read Article 4 of this Agreement and understands the provisions and the definitions relating hereto, (B) such officer has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not the conditions precedent in this Agreement and all other Secured Debt Documents, if any, relating to the release of the Collateral have been complied with and (C) in the opinion of such officer, such conditions precedent, if any, have been or will, by the applicable release date, be complied with;

(2) the proposed instrument or instruments releasing such Lien as to such property in recordable form, if applicable; and

(3) to the extent required by Section 4.1(a), prior to the Discharge of Priority Lien Obligations, the written confirmation of each Priority Lien Representative (or, at any time after the Discharge of Priority Lien Obligations, each Junior Lien Representative) (such confirmation to be given following receipt of, and based solely on, the Officer’s Certificate described in clause (1) above) that, in its view, such release is permitted by Section 4.1(a) and the respective Secured Debt Documents governing the Secured Obligations the holders of which such Secured Debt Representative represents;

then the Collateral Agent will execute (with such acknowledgements and/or notarizations as are required) and deliver such release to the Issuers or other applicable Grantor on or before the later of (x) the date specified in such request for such release and (y) the fifth Business Day after the date of receipt of the items required by this Section 4.1(b) by the Collateral Agent.

(c) The Collateral Agent hereby agrees that:

(1) in the case of any release pursuant to clause (2) of Section 4.1(a), if the terms of any such sale, transfer or other disposition require the payment of the purchase price to be contemporaneous with the delivery of the applicable release, then, at the written request of and at the expense of the Issuers or other applicable Grantor, the Collateral Agent will either (A) be present at and deliver the release at the closing of such transaction or (B) deliver the release under customary escrow arrangements that permit such contemporaneous payment and delivery of the release; and

(2) at any time when a Secured Debt Default under a Series of Secured Debt that constitutes Junior Lien Debt has occurred and is continuing, within one Business Day of the receipt by it of any Act of Required Secured Parties pursuant to Section 4.1(a)(3), the Collateral Agent will deliver a copy of such Act of Required Secured Parties to each Secured Debt Representative.

(d) Each Secured Debt Representative hereby agrees that:

(1) as soon as reasonably practicable after receipt of an Officer’s Certificate from the Issuers pursuant to Section 4.1(b)(1) it will, to the extent required by such Section, either provide (A) the written confirmation required by Section 4.1(b)(3), (B) a written statement that such release is not permitted by Section 4.1(a) or (C) a request for further information from the Issuers reasonably necessary to determine whether the proposed release is permitted by Section 4.1(a) and after receipt of such information such Secured Debt Representative will as soon as reasonably practicable either provide the written confirmation or statement required pursuant to clause (A) or (B), as applicable; and

(2) within one Business Day of the receipt by it of any notice from the Collateral Agent pursuant to Section 4.1(c)(2), such Secured Debt Representative will deliver a copy of such notice to each registered holder of the Series of Priority Lien Debt or Series of Junior Lien Debt for which it acts as Secured Debt Representative.

SECTION 4.2 Delivery of Copies to Secured Debt Representatives. The Issuers will deliver to each Secured Debt Representative a copy of each Officer’s Certificate delivered to the Collateral Agent pursuant to Section 4.1(b), together with copies of all documents delivered to the Collateral Agent with such Officer’s Certificate. The Secured Debt Representatives will not be obligated to take notice thereof or to act thereon, subject to Section 4.1(d).

SECTION 4.3 Collateral Agent not Required to Serve, File or Record. The Collateral Agent is not required to serve, file, register or record any instrument releasing or subordinating its Liens on any Collateral; provided, however, that if the Issuers or any other Grantor shall make a written demand for a termination statement under Section 9-513(c) of the UCC, the Collateral Agent shall comply with the written request of such Issuers or Grantor to comply with the requirements of such UCC provision.

SECTION 4.4 Release of Liens in Respect of any Series of Priority Lien Debt or any Series of Junior Lien Debt.

(a) Release of Liens in Respect of the Notes. In addition to any release pursuant to Section 4.1 hereof, the Collateral Agent’s Priority Lien will no longer secure the Notes outstanding under the Indenture or any other Obligations under the Indenture, and the right of the holders of the Notes and such Obligations to the benefits and proceeds of the Collateral Agent’s Priority Lien on the Collateral will terminate and be discharged:

(1) upon satisfaction and discharge of the Indenture as set forth under Section 12.01 of the Indenture;

(2) upon a Legal Defeasance or Covenant Defeasance (each as defined under the Indenture) of the Notes as set forth under Section 8.02 or Section 8.03, as applicable, of the Indenture;

(3) upon payment in full and discharge of all Notes outstanding under the Indenture and all Obligations that are outstanding, due and payable under the Indenture at the time the Notes are paid in full and discharged; or

(4) in whole or in part, with the consent of the holders of the requisite percentage of Notes in accordance with Section 9.02 of the Indenture.

In addition, the Collateral Agent’s Priority Lien on any Excess Proceeds (as defined in the Indenture) that remain unexpended after the conclusion of an applicable Offer to Purchase (as defined in the Indenture) conducted in accordance with the Indenture will no longer secure the Notes outstanding under the Indenture or any other Obligations under the Indenture, and the right of the holders of the Notes and such Obligations to the benefits and proceeds of the Collateral Agent’s Priority Lien on such Excess Proceeds will terminate and be discharged.

(b) Release of Liens in Respect of any Series of Priority Lien Debt (other than the Notes) or any Series of Junior Lien Debt. In addition to any release pursuant to Section 4.1 hereof, as to any Series of Priority Lien Debt other than the Notes, the Collateral Agent’s Priority Lien will no longer secure such Series of Priority Lien Debt if the requirements of a Discharge of Priority Lien Obligations are satisfied with respect to such Series of Priority Lien Debt and all Priority Lien Obligations related thereto. In addition to any release pursuant to Section 4.1 hereof, as to any Series of Junior Lien Debt, the Collateral Agent’s Junior Lien will no longer secure such Series of Junior Lien Debt if such Junior Lien Debt has been paid in full in cash, all commitments to extent credit in respect of such Series of Junior Lien Debt have been terminated and all other Junior Lien Obligations related thereto that are outstanding and unpaid at the time such Series of Junior Lien Debt is paid are also paid in full in cash (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time).

(c) Release of Liens with respect to Affiliate Securities. In the event that Rule 3-16 of Regulation S-X under the Securities Act is amended, modified or interpreted by the Securities and Exchange Commission to require (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the Securities and Exchange Commission of separate financial statements of any “affiliate” of the Issuers due to the fact that such affiliate’s “securities” secure any Series of Secured Debt, then such “securities” shall automatically be deemed not to constitute security for any Series of Secured Debt so affected (but shall continue to constitute collateral for any Series of Secured Debt not having the above described effect). As used herein, “securities” and “affiliate” shall have the meaning set forth in Regulation S-X or such other law, rule or regulation, as applicable. In addition, any Series of Secured Debt may disclaim the benefit of any Affiliate Securities in any Collateral Agency Joinder.

ARTICLE 5. IMMUNITIES OF THE COLLATERAL AGENT

SECTION 5.1 No Implied Duty. The Collateral Agent will not have any fiduciary duties nor will it have responsibilities or obligations other than those expressly assumed by it in this Agreement and the other Security Documents. The Collateral Agent will not be required to take any action that is contrary to applicable law or any provision of this Agreement or the other Security Documents. Neither the Collateral Agent nor any of its Related Parties shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any Security Document (except to the extent that any of the foregoing are found by a final and non-appealable decision of a court of competent jurisdiction to have been caused by its or such Person’s (as applicable) own gross negligence, bad faith or willful misconduct) or (b) responsible in any manner to any Secured Party for any recitals, statements, representations or warranties made by any Grantor or any officer thereof contained in this Agreement or any Security Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent or its Related Parties under or in connection with, this Agreement or any Security Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any Security Document, the Collateral or for any failure of the Grantors or any other party thereto to perform its obligations hereunder or thereunder. Neither the Collateral Agent nor any of the Secured Parties shall be under any obligation to any other Secured Party to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any Security Document, or to inspect the properties, books or records of any Grantor or any other Person. Neither the Collateral Agent nor any of its Related Parties shall have any responsibility to any Grantor or to any other Secured Party on account of the failure, delay in performance or breach by, or as a result of any information, materials or calculations provided by, any Secured Party of any of its obligations hereunder or to any Secured Party on account of the failure of or delay in performance or breach by any other Secured Party or any Grantor of any of their respective obligations hereunder or under any other Security Document or in connection herewith or therewith. Unless otherwise specified in this Agreement or the other applicable Secured Debt Documents, the Collateral Agent shall seek direction from, and act solely at the written direction of, an Act of Required Secured Parties. The Secured Parties

hereby acknowledge that neither the Collateral Agent nor its Related Parties shall be under any duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement unless it shall be requested in writing to do so by an Act of Required Secured Parties. The Secured Parties further acknowledge and agree that so long as the Collateral Agent or its Related Parties shall make any determination to be made by it hereunder or under any other Secured Debt Document in good faith, neither the Collateral Agent nor its Related Parties shall have any liability in respect of such determination to any Person. Neither the Collateral Agent nor any of its Related Parties shall have any obligation to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

SECTION 5.2 Appointment of Agents and Advisors. The Collateral Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, appraisers or other experts or advisors selected by it in good faith as it may reasonably require and will not be responsible for any misconduct or negligence on the part of any of them.

SECTION 5.3 Other Agreements. The Collateral Agent has accepted its appointment as Collateral Agent hereunder and is bound by the Security Documents executed by the Collateral Agent as of the date of this Agreement and, as directed by an Act of Required Secured Parties, the Collateral Agent shall execute additional Security Documents delivered to it after the date of this Agreement; provided, however, that such additional Security Documents do not adversely affect the rights, privileges, benefits and immunities of the Collateral Agent. The Collateral Agent will not otherwise be bound by, or be held obligated by, the provisions of any credit agreement, indenture or other agreement governing Secured Debt (other than this Agreement and the other Security Documents to which it is a party).

SECTION 5.4 Solicitation of Instructions.

(a) The Collateral Agent may at any time solicit written confirmatory instructions, in the form of an Act of Required Secured Parties, an Officer’s Certificate or an order of a court of competent jurisdiction, as to any action that it may be requested or required to take, or that it may propose to take, in the performance of any of its obligations under this Agreement or the other Security Documents.

(b) No written direction given to the Collateral Agent by an Act of Required Secured Parties that in the sole judgment of the Collateral Agent imposes, purports to impose or might reasonably be expected to impose upon the Collateral Agent any obligation or liability not set forth in or arising under this Agreement and the other Security Documents will be binding upon the Collateral Agent unless the Collateral Agent elects, at its sole option, to accept such direction.

SECTION 5.5 Limitation of Liability. The Collateral Agent will not be responsible or liable for any action taken or omitted to be taken by it hereunder or under any other Security Document, except for its own gross negligence, bad faith or willful misconduct as determined in a final and nonappealable decision of a court of competent jurisdiction.

SECTION 5.6 Documents in Satisfactory Form. The Collateral Agent will be entitled to require that all agreements, certificates, opinions, instruments and other documents at any time submitted to it, including those expressly provided for in this Agreement, be delivered to it in a form and with substantive provisions reasonably satisfactory to it.

SECTION 5.7 Entitled to Rely. The Collateral Agent may seek and conclusively rely upon, and shall be fully protected in relying upon, any judicial order or judgment, upon any advice, opinion or statement of legal counsel, independent consultants and other experts selected by it in good faith and upon any certification, instruction, notice or other writing delivered to it by the Issuers or any other Grantor in compliance with the provisions of this Agreement or delivered to it by any Secured Debt Representative as to the Secured Parties for whom it acts, without being required to determine the authenticity thereof or the correctness of any fact stated therein or the propriety or validity of service thereof. The Collateral Agent may act in reliance upon any instrument comporting with the provisions of this Agreement or any signature reasonably believed by it to be genuine and may assume that any Person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof or the other Security Documents has been duly authorized to do so. To the extent an Officer’s Certificate or opinion of counsel is required or permitted under this Agreement to be delivered to the Collateral Agent in respect of any matter, the Collateral Agent may rely conclusively on Officer’s Certificate or opinion of counsel as to such matter and such Officer’s Certificate or opinion of counsel shall be full warranty and protection to the Collateral Agent for any action taken, suffered or omitted by it under the provisions of this Agreement and the other Security Documents.

SECTION 5.8 Secured Debt Default. The Collateral Agent will not be required to inquire as to the occurrence or absence of any Secured Debt Default and will not be affected by or required to act upon any notice or knowledge as to the occurrence of any Secured Debt Default unless and until it is directed by an Act of Required Secured Parties.

SECTION 5.9 Actions by Collateral Agent. As to any matter not expressly provided for by this Agreement or the other Security Documents, the Collateral Agent will act or refrain from acting as directed by an Act of Required Secured Parties and will be fully protected if it does so, and any action taken, suffered or omitted pursuant to hereto or thereto shall be binding on the Secured Parties. Phrases such as “satisfactory to the Collateral Agent”, “approved by the Collateral Agent”, “acceptable to the Collateral Agent”, “as determined by the Collateral Agent”, ‘in the Collateral Agent’s discretion”, “selected by the Collateral Agent”, and phrases of similar import authorize and permit the Collateral Agent to approve, disapprove, determine, act or decline to act in its discretion, it being understood that the Collateral Agent in exercising such discretion shall act on the instructions by an Act of Required Secured Parties and shall be fully protected in, and shall incur no liability in connection with, acting (or failing to act) pursuant to such instructions. With regards to any action or refusal to act that involves discretion (including, but not limited to the exercise of any remedies), the Collateral Agent shall be entitled to refrain from any act or the taking of any action hereunder or from the exercise of any power or authority vested in it hereunder or thereunder unless and until the Collateral Agent shall have received instructions by an Act of Required Secured Parties and shall not be liable for any such delay in acting.

SECTION 5.10 Security or Indemnity in favor of the Collateral Agent. The Collateral Agent will not be required to advance or expend any funds or otherwise incur any financial liability in the performance of its duties or the exercise of its powers or rights hereunder unless it has been provided with security or indemnity reasonably satisfactory to it against any and all liability or expense which may be incurred by it by reason of taking or continuing to take such action.

SECTION 5.11 Rights of the Collateral Agent. In the event of any conflict between any terms and provisions set forth in this Agreement and those set forth in any other Security Document, the terms and provisions of this Agreement shall supersede and control the terms and provisions of such other Security Document. In the event there is any bona fide, good faith disagreement between the other parties to this Agreement or any of the other Security Documents resulting in adverse claims being made in connection with Collateral held by the Collateral Agent and the terms of this Agreement or any of the other Security Documents do not unambiguously mandate the action the Collateral Agent is to take or not to take in connection therewith under the circumstances then existing, or the Collateral Agent is in doubt as to what action it is required to take or not to take hereunder or under the other Security Documents, it will be entitled to refrain from taking any action (and will incur no liability for doing so) until directed otherwise in writing by a request signed jointly by the parties hereto entitled to give such direction or by order of a court of competent jurisdiction.

SECTION 5.12 Limitations on Duty of Collateral Agent in Respect of Collateral.

(a) Beyond the exercise of reasonable care in the custody of Collateral in its possession, notwithstanding anything to the contrary contained herein or in applicable law, the Collateral Agent shall have no responsibility for (i) preparing, recording, filing, re-recording, or re-filing any financing statement, perfection statement, continuation statement or other instrument in any public office or for otherwise ensuring the perfection or maintenance of any security interest granted pursuant to, or contemplated by, this Agreement, (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral, (iii) taking any action to protect against any diminution in value of the Collateral or (iv) monitoring or confirming the Grantors’ compliance with any of their respective covenants, including covenants regarding the granting, perfection or maintenance of any security interest. The Collateral Agent will be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and the Collateral Agent will not be liable or responsible for any loss or diminution in the value of any of the Collateral by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Collateral Agent in good faith.

(b) Except as provided in Section 5.12(a), the Collateral Agent will not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence, bad faith or willful misconduct on the part of the Collateral Agent (as determined in a final and nonappealable decision of a court of competent jurisdiction), for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of any Grantor to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral. The Collateral Agent hereby disclaims any representation or warranty to the current and future holders of the Secured Obligations concerning the perfection of the security interests granted to it or in the value of any Collateral.

(c) If at any time the Collateral Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects the Collateral (including, but not limited to, orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of the Collateral), the Collateral Agent (a) shall furnish to the Issuers and the Secured Debt Representatives prompt written notice thereof and (b) is authorized to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate and if the Collateral Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, the Collateral Agent shall not be liable to any of the parties hereto or to any other Person even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

SECTION 5.13 Assumption of Rights, Not Assumption of Duties. Notwithstanding anything to the contrary contained herein:

(1) each of the parties thereto will remain liable under each of the Security Documents (other than this Agreement) to the extent set forth therein to perform all of their respective duties and obligations thereunder to the same extent as if this Agreement had not be executed;

(2) the exercise by the Collateral Agent of any of its rights, remedies or powers hereunder will not release such parties from any of their respective duties or obligations under the other Security Documents; and

(3) the Collateral Agent will not be obligated to perform any of the obligations or duties of any of the parties to the Security Documents other than the Collateral Agent.

SECTION 5.14 No Liability for Clean Up of Hazardous Materials. In the event that the Collateral Agent is required to acquire title to an asset for any reason, or take any managerial action of any kind in regard thereto, in order to carry out any fiduciary or trust obligation for the benefit of another, which in the Collateral Agent’s sole discretion may cause the Collateral Agent to be considered an “owner or operator” under any environmental laws or otherwise cause the Collateral Agent to incur, or be exposed to, any environmental liability or any liability under any other federal, state or local law, the Collateral Agent reserves the right, instead of taking such action, either to resign as Collateral Agent in accordance with Article 6 or to arrange for the transfer of the title or control of the asset to a court appointed receiver. The Collateral Agent will not be liable to any Person for any environmental liability or any environmental claims or contribution actions under any federal, state or local law, rule or regulation by reason of the Collateral Agent’s actions and conduct as authorized, empowered and directed hereunder or relating to any kind of discharge or release or threatened discharge or release of any hazardous materials into the environment.

SECTION 5.15 Force Majeure. The Collateral Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any act or provision of any present or future law or regulation or governmental authority, any act of God or war, civil unrest, local or national disturbance or disaster, any act of terrorism, or the unavailability of the Federal Reserve Bank wire or facsimile or other wire or communication facility; provided that the Collateral Agent shall use commercially reasonable efforts to eliminate or minimize the effects of any such event.

ARTICLE 6. RESIGNATION AND REMOVAL OF THE COLLATERAL AGENT

SECTION 6.1 Resignation or Removal of Collateral Agent. Subject to the appointment of a successor Collateral Agent as provided in Section 6.2 and the acceptance of such appointment by the successor Collateral Agent:

(a) the Collateral Agent may resign at any time by giving not less than 30 days’ notice of resignation to each Secured Debt Representative and the Issuers; and

(b) the Collateral Agent may be removed at any time, with or without cause, by an Act of Required Secured Parties.

SECTION 6.2 Appointment of Successor Collateral Agent. Upon any such resignation or removal, a successor Collateral Agent reasonably acceptable to the Issuers and the other Grantors may be appointed by an Act of Required Secured Parties. If no successor Collateral Agent has been so appointed and accepted such appointment within 30 days after the predecessor Collateral Agent gave notice of resignation or was removed, the retiring Collateral Agent may (at the expense of the Issuers), at its option, appoint a successor Collateral Agent, or petition a court of competent jurisdiction for appointment of a successor Collateral Agent, which must be a bank or trust company:

(1) authorized to exercise corporate agency or trust powers;

(2) having a combined capital and surplus of at least $500,000,000; and

(3) that is not an Issuer or an Affiliate of the Issuers.

The Collateral Agent will fulfill its obligations hereunder until a successor Collateral Agent meeting the requirements of this Section 6.2 has accepted its appointment as Collateral Agent and the provisions of Section 6.3 have been satisfied.

SECTION 6.3 Succession. When the Person so appointed as successor Collateral Agent accepts such appointment:

(1) such Person will succeed to and become vested with all the rights, powers, privileges and duties of the predecessor Collateral Agent, and the predecessor Collateral Agent will be discharged from its duties and obligations hereunder; and

(2) the predecessor Collateral Agent will (at the expense of the Issuers) promptly transfer all Liens and collateral security and other property of the Trust Estates within its possession or control to the possession or control of the successor Collateral Agent and will execute instruments and assignments as may be necessary or desirable or reasonably requested by the successor Collateral Agent to transfer to the successor Collateral Agent all Liens, interests, rights, powers and remedies of the predecessor Collateral Agent in respect of the Security Documents or the Trust Estates.

Thereafter the predecessor Collateral Agent will remain entitled to enforce the immunities granted to it in Article 5 and the provisions of Sections 7.11 and 7.12.

SECTION 6.4 Merger, Conversion or Consolidation of Collateral Agent. Any Person into which the Collateral Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Collateral Agent shall be a party, or any Person succeeding to the business of the Collateral Agent shall be the successor of the Collateral Agent pursuant to Section 6.3, provided that (i) without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto, except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding, such Person satisfies the eligibility requirements specified in clauses (1) through (4) of Section 6.2 and (ii) prior to any such merger, conversion or consolidation, the Collateral Agent shall have notified the Issuers, each Priority Lien Representative and each Junior Lien Representative thereof in writing.

ARTICLE 7. MISCELLANEOUS PROVISIONS

SECTION 7.1 Amendment.

(a) No amendment, waiver or other modification to the provisions of any Security Document (other than this Agreement) will be effective against the parties to this Agreement that are not party to such Security Document without the approval of the Collateral Agent acting as directed by an Act of Required Secured Parties, except that:

(1) any amendment, waiver or other modification that has the effect solely of:

(A) adding or maintaining Collateral, securing additional Secured Obligations that are otherwise not prohibited by the terms of any Secured Debt Document to be secured by the Collateral or preserving, perfecting or establishing the Liens thereon or the rights of the Collateral Agent therein;

(B) curing any ambiguity, omission, mistake, defect or inconsistency;

(C) providing for the assumption of any Grantor’s obligations under any Secured Debt Document in the case of a merger or consolidation or sale of all or substantially all of the assets of such Grantor to the extent not prohibited by the terms of the Secured Debt Documents; or

(D) conforming the text of this Agreement to any provision of the “Description of Notes” provisions in the Offering Memorandum for the Notes to the extent that such provision in the “Description of Notes” provisions in the Offering Memorandum for the Notes was intended to be a verbatim recitation of a provision of this Agreement (as evidenced by an Officer’s Certificate of the Issuers);

will become effective when executed and delivered by the Issuers or any other applicable Grantor party thereto and the Collateral Agent;

(2) no amendment, waiver or other modification that reduces, impairs or adversely affects the right of any Secured Party:

(A) to vote its outstanding Secured Debt as to any matter described as subject to an Act of Required Secured Parties (or amends the provisions of this Section 7.1(a) (2) or the definitions of “Act of Required Secured Parties”, “Required Junior Lien Debtholders” or “Controlling Representative”);

(B) to share in the order of application described in Section 3.4 in the proceeds of enforcement of or realization on any Collateral that has not been released in accordance with the provisions described in Section 4.1 or 4.4;

(C) to require that Liens securing Secured Obligations be released only as set forth in the provisions described in Section 4.1 or 4.4; or

(D) under this Section 7.1,

will become effective without the consent of the requisite percentage or number of holders of each Series of Secured Debt so affected under the applicable Secured Debt Documents; and

(3) no amendment, waiver or other modification that imposes any obligation upon the Collateral Agent or any Secured Debt Representative or adversely affects the rights of the Collateral Agent or any Secured Debt Representative, respectively, in its capacity as such will become effective without the consent of the Collateral Agent or such Secured Debt Representative, respectively.

(b) Notwithstanding Section 7.1(a) but subject to Sections 7.1(a)(2) and 7.1(a)(3):

(1) any mortgage or other Security Document that secures Junior Lien Obligations (but not Priority Lien Obligations) may be amended, waiver or otherwise modified with the approval of the Collateral Agent acting as directed in writing by the Required Junior Lien Debtholders, unless such amendment, waiver or modification would not be permitted under the terms of this Agreement or the other Priority Lien Documents;

(2) any amendment, waiver or other modification of any provision of any Priority Lien Security Document will apply automatically to any comparable provision of any comparable Junior Lien Security Document without the consent of or notice to any Junior Lien Secured Party and without any action by the Issuers or any other Grantor or any holder of notes or other Junior Lien Secured Party; and

(3) any amendment, waiver or other modification of this Agreement will require the written consent of the Collateral Agent (acting as directed by an Act of Required Secured Parties), each of the Secured Debt Representatives and, to the extent of their respective rights and obligations under this Agreement, the Issuers and the other Grantors.

(c) The Collateral Agent will not be required to enter into any amendment, waiver or other modification unless it has received an Officer’s Certificate to the effect that such amendment, waiver or other modification will not result in a breach of any provision or covenant contained in any of the Secured Debt Documents. Prior to executing any amendment, waiver or other modification pursuant to this Section 7.1, the Collateral Agent will be entitled to receive an opinion of counsel of the Issuers to the effect that the conditions precedent to the execution and delivery of such document have been satisfied.

SECTION 7.2 Voting. In connection with any matter under this Agreement requiring a vote of holders of Secured Debt, each Series of Secured Debt will cast its votes in accordance with the Secured Debt Documents governing such Series of Secured Debt. The amount of Secured Debt to be voted by a Series of Secured Debt will equal (1) the aggregate principal amount of Secured Debt held by such Series of Secured Debt (including outstanding letters of credit whether or not then available or drawn), plus (2) other than in connection with an exercise of remedies, the aggregate unfunded commitments to extend credit which, when funded, would constitute Funded Debt of such Series of Secured Debt. Following and in accordance with the outcome of the applicable vote under its Secured Debt Documents, the Secured Debt Representative of each Series of Secured Debt will cast all of its votes under that Series of Secured Debt as a block in respect of any vote under this Agreement.

SECTION 7.3 Further Assurances.

(a) The Issuers and each of the other Grantors will do or cause to be done all acts and things that may be required, or that the Collateral Agent from time to time may reasonably request, to assure and confirm that the Collateral Agent holds, for the benefit of the Secured Parties, duly created and enforceable and perfected Liens upon the Collateral, (including any property or assets that are acquired or otherwise become, or are required by any Secured Debt Document to become, Collateral after the date hereof), in each case as contemplated by, and with the Lien priority required under, the Secured Debt Documents.

(b) The Issuers and each of the other Grantors will promptly execute, acknowledge and deliver such security documents, instruments, certificates, notices and other documents, and take such other actions as may be reasonably required by applicable law, or that the Collateral Agent may reasonably request, to create, perfect, protect, assure or enforce the Liens and benefits intended to be conferred, in each case as contemplated by the Secured Debt Documents for the benefit of the Secured Parties.

(c) Upon the request of the Collateral Agent, the Issuers and the other Grantors will permit the Collateral Agent or any of its agents or representatives, at reasonable times and intervals upon reasonable prior notice, to visit their offices and sites and inspect any of the Collateral and to discuss matters relating to the Collateral with their respective officers and independent public accountants. The Issuers and the other Grantors shall, at any reasonable time and from time to time upon reasonable prior notice, permit the Collateral Agent or any of its agents or representatives to examine and make copies of and abstracts from the records and books of account of the Issuers and the other Grantors and their Subsidiaries, all at the Issuers’ expense.

SECTION 7.4 Perfection of Junior Trust Estate.

Solely for purposes of perfecting the Liens of the Collateral Agent in its capacity as agent of the Junior Lien Secured Parties and the Junior Lien Representatives in any portion of the Junior Trust Estate in the possession or control of the Collateral Agent (or its agents or bailees) as part of the Senior Trust Estate including, without limitation, any instruments, goods, negotiable documents, tangible chattel paper, certificated securities, securities accounts or money, the Collateral Agent, the Priority Lien Secured Parties and the Priority Lien Representatives hereby acknowledge that the Collateral Agent also holds such property as gratuitous bailee for the benefit of the Collateral Agent for the benefit of the Junior Lien Secured Parties and the Junior Lien Representatives (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(d), 8-301(a)(2) and 9-313(c) of the UCC). Solely with respect to any deposit accounts under the control (within the meaning of Section 9-104 of the UCC) of the Collateral Agent in its capacity as agent of the holders of the Priority Lien Obligations, the Collateral Agent agrees to also hold control over such deposit accounts as gratuitous agent for the benefit of the Junior Lien Secured Parties and the Junior Lien Representatives.

SECTION 7.5 Separate Grants and Separate Classification. Each of the parties and beneficiaries hereto acknowledges and agrees that:

(a) the grants of Liens to the Collateral Agent for the benefit of the Priority Lien Secured Parties and the grants of Liens to the Collateral Agent for the benefit of the Junior Lien Secured Parties constitute two separate and distinct grants of Liens; and

(b) because of, among other things, their differing rights in the Collateral, the Priority Lien Obligations are fundamentally different from the Junior Lien Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding.

To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the Priority Lien Secured Parties and the Junior Lien Secured Parties in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then each of the parties hereto hereby acknowledges and agrees that, all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Collateral (with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Junior Lien Secured Parties), the Priority Lien Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing (or that would be owing if there were such separate classes of senior and junior secured claims) in respect of post-petition interest, including any additional interest payable pursuant to the Priority Lien Documents, arising from or related to a default, which is disallowed as a claim in any Insolvency or Liquidation Proceeding) before any distribution is made in respect of the claims held by the Junior Lien Secured Parties with respect to the Collateral, with the Junior Lien Secured Parties, hereby acknowledging and agreeing to turn over to the Collateral Agent, for itself and on behalf of the Priority Lien Secured Parties, Collateral or proceeds of Collateral otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Junior Lien Secured Parties).

SECTION 7.6 Successors and Assigns.

(a) Except as provided in Section 5.2, the Collateral Agent may not, in its capacity as such, delegate any of its duties or assign any of its rights hereunder, and any attempted delegation or assignment of any such duties or rights will be null and void. All obligations of the Collateral Agent hereunder will inure to the sole and exclusive benefit of, and be enforceable by, each Secured Debt Representative and each present and future holder of Secured Obligations, each of whom will be entitled to enforce this Agreement as a third-party beneficiary hereof, and all of their respective successors and assigns.

(b) Neither the Issuers nor any other Grantor may delegate any of its duties or assign any of its rights hereunder, and any attempted delegation or assignment of any such duties or rights will be null and void. All obligations of the Issuers and the other Grantors hereunder will inure to the sole and exclusive benefit of, and be enforceable by, the Collateral Agent, each Secured Debt Representative and each present and future holder of Secured Obligations, each of whom will be entitled to enforce this Agreement as a third-party beneficiary hereof, and all of their respective successors and assigns.

SECTION 7.7 Delay and Waiver. No failure to exercise, no course of dealing with respect to the exercise of, and no delay in exercising, any right, power or remedy arising under this Agreement or any of the other Security Documents will impair any such right, power or remedy or operate as a waiver thereof. No single or partial exercise of any such right, power or remedy will preclude any other or future exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

SECTION 7.8 Notices. Any communications, including notices and instructions, between the parties hereto or notices provided herein to be given may be given to the following addresses (including being sent by facsimile or email):

If to the Collateral Agent:	U.S. Bank National Association
190 S. LaSalle Street, 10th Floor
MK-IL-SLTR
Chicago, IL 60603
Attention: Global Corporate Trust & Escrow Services
Telephone: (312) 332-6781
Facsimile: (312) 332-8009
Email: linda.garcia@usbank.com

If to the Issuers or any other Grantor:	c/o Gogo Inc.
111 N. Canal St.
Chicago, IL 60606
Attn: Varvara Alva
Facsimile: 312-575-0543
Telephone: 312-517-6069

If to the Trustee:	U.S. Bank National Association
190 S. LaSalle Street, 10th Floor
MK-IL-SLTR
Chicago, IL 60603
Attention: Global Corporate Trust & Escrow Services
Telephone: (312) 332-6781
Facsimile: (312) 332-8009
Email: linda.garcia@usbank.com

and if to any other Secured Debt Representative, to such address as it may specify by written notice to the parties named above.

All notices and communications will be mailed by first class mail, certified or registered, return receipt requested, by overnight air courier guaranteeing next day delivery, or by facsimile or email, to the relevant address set forth above or, as to holders of Secured Debt, its address shown on the register kept by the office or agency where the relevant Secured Debt may be presented for registration of transfer or for exchange. Failure to mail or send a notice or communication to a holder of Secured Debt or any defect in it will not affect its sufficiency with respect to other holders of Secured Debt.

If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it. Notices and communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and communications sent to an email address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return email or other written acknowledgement); provided that if any such notice or communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.

SECTION 7.9 Notice Following Discharge of Priority Lien Obligations. Promptly following the Discharge of Priority Lien Obligations with respect to one or more Series of Priority Lien Debt, each Priority Lien Representative with respect to each applicable Series of Priority Lien Debt that is so discharged will provide written notice of such discharge to the Collateral Agent and to each other Secured Debt Representative, provided that the failure to provide such written notice shall not affect the effectiveness of such Discharge of Priority Lien Obligations.

SECTION 7.10 Entire Agreement. This Agreement states the complete agreement of the parties relating to the undertaking of the Collateral Agent set forth herein and supersedes all oral negotiations and prior writings in respect of such undertaking.

SECTION 7.11 Compensation; Expenses. The Grantors jointly and severally agree to pay, promptly upon demand:

(1) such compensation to the Collateral Agent and its agents as the Issuers and the Collateral Agent may agree in writing from time to time;

(2) all reasonable costs and expenses incurred by the Collateral Agent and its agents in the preparation, execution, delivery, filing, recordation, administration or enforcement of this Agreement or any other Security Document or any consent, amendment, waiver or other modification relating hereto or thereto;

(3) all reasonable fees, expenses and disbursements of a single firm of legal counsel and any auditors, accountants, consultants or appraisers or other professional advisors and agents reasonably engaged by the Collateral Agent in connection with the negotiation, preparation, closing, administration, performance or enforcement of this Agreement and the other Security Documents or any consent, amendment, waiver or other modification relating hereto or thereto and any other document or matter requested by the Issuers or any other Grantor;

(4) all reasonable costs and expenses incurred by the Collateral Agent and its agents in creating, perfecting, preserving, releasing or enforcing the Collateral Agent’s Liens on the Collateral, including filing and recording fees, expenses, stamp or documentary taxes, search fees, and title insurance premiums;

(5) all other reasonable costs and expenses incurred by the Collateral Agent and its agents in connection with the negotiation, preparation and execution of the Security Documents and any consents, amendments, waivers or other modifications thereto and the transactions contemplated thereby or the exercise of rights or performance of obligations by the Collateral Agent thereunder; and

(6) after the occurrence of any Secured Debt Default, all reasonable costs and expenses incurred by the Collateral Agent, its agents and any Secured Debt Representative in connection with the preservation, collection, foreclosure or enforcement of the Collateral subject to the Security Documents or any interest, right, power or remedy of the Collateral Agent or in connection with the collection or enforcement of any of the Secured Obligations or the proof, protection, administration or resolution of any claim based upon the Secured Obligations in any Insolvency or Liquidation Proceeding, including all fees and disbursements of attorneys, accountants, auditors, consultants, appraisers and other professionals engaged by the Collateral Agent, its agents or the Secured Debt Representatives.

The agreements in this Section 7.11 will survive repayment of all other Secured Obligations and the removal or resignation of the Collateral Agent.

SECTION 7.12 Indemnity.

(a) The Grantors jointly and severally agree to defend, indemnify, pay and hold harmless the Collateral Agent and each of its Affiliates and each of their respective directors, officers, members, partners, trustees, employees, attorneys and agents, and (in each case) their respective heirs, representatives, successors and assigns (each of the foregoing, an “Indemnitee”) from and against any and all Indemnified Liabilities; provided, no Indemnitee will be entitled to indemnification hereunder with respect to any Indemnified Liability to the extent such Indemnified Liability is found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee.

(b) All amounts due under this Section 7.12 will be payable upon demand.

(c) To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in Section 7.12(a) may be unenforceable in whole or in part because they violate any law or public policy, each of the Grantors will contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

(d) No Grantor will ever assert any claim against any Indemnitee, on any theory of liability, for any lost profits or special, indirect or consequential damages or (to the fullest extent a claim for punitive damages may lawfully be waived) any punitive damages arising out of, in connection with, or as a result of, this Agreement or any other Security Document or any agreement or instrument or transaction contemplated hereby or relating in any respect to any Indemnified Liability, and each of the Grantors hereby forever waives, releases and agrees not to sue upon any claim for any such lost profits or special, indirect, consequential or (to the fullest extent lawful) punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor.

(e) The agreements in this Section 7.12 will survive repayment of all other Secured Obligations and the removal or resignation of the Collateral Agent.

SECTION 7.13 Actions Upon Breach; Specific Performance.

If any Junior Lien Secured Party, in contravention of the terms of this Agreement, in any way takes, attempts to or threatens to take any action with respect to the Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement), or fails to take any action required by this Agreement, this Agreement shall create an irrebuttable presumption and admission by such Junior Lien Secured Party that relief against such Junior Lien Secured Party by injunction, specific performance and/or other appropriate equitable relief is necessary to prevent irreparable harm to the Priority Lien Secured Parties, it being understood and agreed by each Junior Lien Representative and each Junior Lien Collateral Agent, on behalf of each Junior Lien Secured Party represented by it, that (i) the Priority Lien Secured Parties’ damages from actions of any Junior Lien Secured Party may at that time be difficult to ascertain and may be irreparable and (ii) each Junior Lien Secured Party waives any defense that the Grantors and/or the Priority Lien Secured Parties cannot demonstrate damage and/or be made whole by the awarding of damages. Each of the Priority Lien Representatives and/or Priority Lien Collateral Agents may demand specific performance of this Agreement. Each Junior Lien Representative and each Junior Lien Collateral Agent, on behalf of itself and each other Junior Lien Secured Party represented by it, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by any Priority Lien Representative, any Priority Lien Collateral Agent or any other Priority Lien Secured Party. No provision of this Agreement shall constitute or be deemed to constitute a waiver by any Priority Lien Representative or any Priority Lien Collateral Agent on behalf of itself and each other Priority Lien Secured Party represented by it of any right to seek damages from any Person in connection with any breach or alleged breach of this Agreement.

SECTION 7.14 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.15 Section Headings. The section headings and Table of Contents used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

SECTION 7.16 Obligations Secured. All obligations of the Grantors set forth in or arising under this Agreement will be Secured Obligations and are secured by all Liens granted by the Security Documents.

SECTION 7.17 Governing Law. THIS AGREEMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS).

SECTION 7.18 Consent to Jurisdiction. All judicial proceedings brought against any party hereto arising out of or relating to this Agreement shall be brought in any state or federal court of competent jurisdiction in the State, County and City of New York. By executing and delivering this Agreement, each Grantor, for itself and in connection with its properties, irrevocably:

(1) accepts generally and unconditionally the exclusive jurisdiction and venue of such courts;

(2) waives any defense of forum non conveniens;

(3) agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to such party at its address provided in accordance with Section 7.8;

(4) agrees that service as provided in clause (3) above is sufficient to confer personal jurisdiction over such party in any such proceeding in any such court and otherwise constitutes effective and binding service in every respect; and

(5) agrees that the Collateral Agent, the Secured Debt Representatives and the other Secured Parties retain the right to serve process in any other manner permitted by law or to bring proceedings against the Grantors in the courts of any other jurisdiction.

SECTION 7.19 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT, BREACH OF DUTY, COMMON LAW, STATUTE OR

ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. EACH PARTY HERETO FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

SECTION 7.20 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic imaging means), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.

SECTION 7.21 Grantors and Additional Grantors. Each Issuer represents and warrants that each Person who is a Grantor on the date hereof has duly executed this Agreement. The Issuers will cause each Person that hereafter becomes a Grantor or is required by any Secured Debt Document to become a party to this Agreement to become a party to this Agreement, for all purposes of this Agreement, by causing such Person to execute and deliver to the Collateral Agent a Collateral Agency Joinder, whereupon such Person will be bound by the terms hereof to the same extent as if it had executed and delivered this Agreement as of the date hereof. The Issuers shall promptly provide each Secured Debt Representative with a copy of each Collateral Agency Joinder executed and delivered pursuant to this Section 7.21; provided, however, that the failure to so deliver a copy of the Collateral Agency Joinder to any then existing Secured Debt Representative shall not affect the inclusion of such Person as a Grantor if the other requirements of this Section 7.21 are complied with.

SECTION 7.22 Continuing Nature of this Agreement. This Agreement, including the subordination provisions hereof, will be reinstated if at any time any payment or distribution in respect of any of the Priority Lien Obligations is rescinded or must otherwise be returned in an Insolvency or Liquidation Proceeding or otherwise by any Priority Lien Secured Party or Priority Lien Representative or any representative of any such party (whether by demand, settlement, litigation or otherwise). In the event that all or any part of a payment or distribution made with respect to the Priority Lien Obligations is recovered from any Priority Lien Secured Party or any Priority Lien Representative in an Insolvency or Liquidation Proceeding or otherwise, such payment or distribution received by any Junior Lien Secured Party or Junior Lien Representative with respect to the Junior Lien Obligations from the proceeds of any Collateral at any time after the date of the payment or distribution that is so recovered, whether pursuant to a right of subrogation or otherwise, that Junior Lien Representative or that Junior Lien Secured Party, as the case may be, will forthwith deliver the same to the Collateral Agent, for the account of the Priority Lien Secured Parties to be applied in accordance with Section 3.4. Until so delivered, such proceeds will be held by that Junior Lien Representative or that Junior Lien Secured Party, as the case may be, for the benefit of the Priority Lien Secured Parties.

SECTION 7.23 Insolvency. This Agreement will be applicable both before and after the commencement of any Insolvency or Liquidation Proceeding by or against any Grantor. The relative rights, as provided for in this Agreement, will continue after the commencement of any such Insolvency or Liquidation Proceeding on the same basis as prior to the date of the commencement of any such case, as provided in this Agreement.

SECTION 7.24 Rights and Immunities of Secured Debt Representatives. The Trustee will be entitled to all of the rights, benefits, protections, immunities and indemnities set forth in the Indenture and any future Secured Debt Representative will be entitled to all of the rights, protections, immunities and indemnities set forth in the credit agreement, indenture or other agreement governing the applicable Secured Debt with respect to which such Person will act as representative, in each case as if specifically set forth herein. In no event will any Secured Debt Representative be liable for any act or omission on the part of the Grantors or the Collateral Agent hereunder.

SECTION 7.25 USA PATRIOT Act Section 326 Customer Identification Program. The parties hereto acknowledge that in order to help the United States government fight the funding of terrorism and money laundering activities, pursuant to Federal regulations that became effective on October 1, 2003 (Section 326 of the USA PATRIOT Act) all financial institutions are required to obtain, verify, record and update information that identifies each person establishing a relationship or opening an account. The parties to this Agreement agree that they will provide to the Collateral Agent such information as it may request, from time to time, in order for the Collateral Agent to satisfy the requirements of the USA PATRIOT Act, including but not limited to the name, address, tax identification number and other information that will allow them to identify the individual or entity who is establishing the relationship or opening the account and may also ask for formation documents such as articles of incorporation or other identifying documents to be provided.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Agency Agreement to be executed by their respective officers or representatives as of the day and year first above written.

GOGO INC.

By:	/s/ Norman Smagley
	Name:	Norman Smagley
	Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

GOGO INTERMEDIATE HOLDINGS LLC

By:	/s/ Norman Smagley
	Name:	Norman Smagley
	Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

GOGO FINANCE CO. INC.

By:	/s/ Norman Smagley
	Name:	Norman Smagley
	Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

GOGO BUSINESS AVIATION LLC

By:	/s/ Norman Smagley
	Name:	Norman Smagley
	Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

GOGO LLC

By:	/s/ Norman Smagley
	Name:	Norman Smagley
	Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

AC BIDCO LLC

By:	/s/ Norman Smagley
	Name:	Norman Smagley
	Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

U.S. BANK NATIONAL ASSOCIATION, as Trustee under the Indenture

By:	/s/ Linda Garcia
	Name:	Linda Garcia
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Linda Garcia
	Name:	Linda Garcia
	Title:	Vice President

S-2

[EXHIBIT A to Collateral Agency Agreement]

[FORM OF]

ADDITIONAL SECURED DEBT DESIGNATION

Reference is made to the Collateral Agency Agreement dated as of June 14, 2016 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Agency Agreement”) among Gogo Inc., a Delaware corporation (the “Parent”), Gogo Intermediate Holdings LLC, a Delaware limited liability company (the “Company”), Gogo Finance Co. Inc., a Delaware corporation (the “Co-Issuer” and, together with the Company, the “Issuers”), the other Grantors from time to time party thereto, U.S. Bank National Association, as Trustee under the Indenture (as defined therein) and U.S. Bank National Association, as Collateral Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Agency Agreement. This Additional Secured Debt Designation is being executed and delivered in order to designate additional secured debt as either Priority Lien Debt or Junior Lien Debt entitled to the benefit of the Collateral Agency Agreement.

The undersigned, the duly appointed [specify title] of the [Issuers] hereby certifies on behalf of the [Issuers] that:

(A) [insert name of the Issuer or other Grantor] intends to incur additional Secured Debt (“Additional Secured Debt”) which will be [select appropriate alternative] [Priority Lien Debt permitted by each applicable Secured Debt Document to be secured by a Priority Lien equally and ratably with all previously existing and future Priority Lien Debt] or [Junior Lien Debt permitted by each applicable Secured Debt Document to be secured with a Junior Lien equally and ratably with all previously existing and future Junior Lien Debt];

(B) the name and address of the Secured Debt Representative for the Additional Secured Debt for purposes of Section 7.8 of the Collateral Agency Agreement is:

Telephone:

Fax:

(C) Each of the Issuers and each other Grantor has duly authorized, executed (if applicable) and recorded (or caused to be recorded) in each appropriate governmental office all relevant filings and recordations to ensure that the Additional Secured Debt is secured by the Collateral in accordance with the Security Documents;

EXHIBIT A

(D) Attached as Exhibit 1 hereto is a Reaffirmation Agreement duly executed by the Issuers and each other Grantor and Guarantor, and

(E) the Issuers have caused a copy of this Additional Secured Debt Designation and the related Collateral Agency Joinder to be delivered to each existing Secured Debt Representative.

IN WITNESS WHEREOF, the Issuers have caused this Additional Secured Debt Designation to be duly executed by the undersigned officer as of                     , 20    .

GOGO INTERMEDIATE HOLDINGS LLC

By:
Name:
Title:

GOGO FINANCE CO. INC.

By:
Name:
Title:

ACKNOWLEDGEMENT OF RECEIPT

The undersigned, the duly appointed Collateral Agent under the Collateral Agency Agreement, hereby acknowledges receipt of an executed copy of this Additional Secured Debt Designation.

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

EXHIBIT 1 TO ADDITIONAL SECURED DEBT DESIGNATION

[FORM OF]

REAFFIRMATION AGREEMENT

Reference is made to the Collateral Agency Agreement dated as of June 14, 2016 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Agency Agreement”) among Gogo Inc., a Delaware corporation (the “Parent”), Gogo Intermediate Holdings LLC, a Delaware limited liability company (the “Company”), Gogo Finance Co. Inc., a Delaware corporation (the “Co-Issuer” and, together with the Company, the “Issuers”), the other Grantors from time to time party thereto, U.S. Bank National Association, as Trustee under the Indenture (as defined therein) and U.S. Bank National Association, as Collateral Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Agency Agreement. This Reaffirmation Agreement is being executed and delivered as of                     , 20     in connection with an Additional Secured Debt Designation of even date herewith which Additional Secured Debt Designation has designated additional secured debt as either Priority Lien Debt or Junior Lien Debt (as described therein) entitled to the benefit of the Collateral Agency Agreement.

Each of the undersigned hereby consents to the designation of additional secured debt as [Priority/Junior] Lien Debt as set forth in the Additional Secured Debt Designation of even date herewith and hereby confirms its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the [Priority/Junior] Lien Documents to which it is party, and agrees that, notwithstanding the designation of such additional indebtedness or any of the transactions contemplated thereby, such guarantees, pledges, grants of security interests and other obligations, and the terms of each [Priority/Junior] Lien Document to which it is a party, are not impaired or adversely affected in any manner whatsoever and shall continue to be in full force and effect and such additional secured debt shall be entitled to all of the benefits of such [Priority/Junior] Lien Documents.

Governing Law and Miscellaneous Provisions. The provisions of Article 7 of the Collateral Agency Agreement will apply with like effect to this Reaffirmation Agreement.

IN WITNESS WHEREOF, each of the undersigned has caused this Reaffirmation Agreement to be duly executed as of the date written above.

[Names of Grantors and Guarantors]

By:
Name:
Title:

[EXHIBIT B to Collateral Agency Agreement]

[FORM OF]

COLLATERAL AGENCY JOINDER – ADDITIONAL DEBT

Reference is made to the Collateral Agency Agreement dated as of June 14, 2016 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Agency Agreement”) among Gogo Inc., a Delaware corporation (the “Parent”), Gogo Intermediate Holdings LLC, a Delaware limited liability company (the “Company”), Gogo Finance Co. Inc., a Delaware corporation (the “Co-Issuer” and, together with the Company, the “Issuers”), the other Grantors from time to time party thereto, U.S. Bank National Association, as Trustee under the Indenture (as defined therein) and U.S. Bank National Association, as Collateral Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Agency Agreement. This Collateral Agency Joinder is being executed and delivered pursuant to Section 3.8 of the Collateral Agency Agreement as a condition precedent to the debt for which the undersigned is acting as agent being entitled to the benefits of being additional secured debt under the Collateral Agency Agreement.

1. Joinder. The undersigned,                                     , a                             , (the “New Representative”) as [trustee, administrative agent] under that certain [described applicable credit agreement, indenture or other document governing the additional secured debt] hereby agrees to become party as [a Junior Lien Representative] [a Priority Lien Representative] under the Collateral Agency Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Collateral Agency Agreement as fully as if the undersigned had executed and delivered the Collateral Agency Agreement as of the date thereof.

2. Lien Sharing and Priority Confirmation.

[Option A: to be used if Additional Debt is Junior Lien Debt] The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Series of Junior Lien Debt for which the undersigned is acting as Junior Lien Representative hereby agrees, for the enforceable benefit of all holders of each current and future Series of Priority Lien Debt and Junior Lien Debt, each current and future Priority Lien Representative, each other current and future Junior Lien Representative and each current and future Priority Lien Secured Party and Junior Lien Obligations and as a condition to being treated as Secured Debt under the Collateral Agency Agreement that:

(a) as provided by Section 2.9 of the Collateral Agency Agreement, all Junior Lien Obligations will be and are secured equally and ratably by all Junior Liens at any time granted by the Issuers or any other Grantor to secure any Obligations in respect of any Series of Junior Lien Debt, whether or not upon property otherwise constituting collateral for such Series of Junior Lien Debt, and that all such Junior Liens will be enforceable by the Collateral Agent for the benefit of all Junior Lien Secured Party equally and ratably; provided, however, that notwithstanding the foregoing, (x) this provision will not be violated with respect to any particular Collateral and any particular Series of Junior Lien Debt if the Secured Debt Documents in respect thereof prohibit the applicable Junior Lien Representative from accepting the benefit of a Lien on any particular asset or property or such Junior Lien Representative otherwise expressly declines in writing to accept the benefit of a Lien on such asset or property and (y) this provision will not be violated with respect to any particular Hedging Obligations or Bank Product Obligations if the Hedge Agreement or Bank Product Agreement prohibit the applicable Hedge Provider or Bank Product Provider from accepting the benefit of a Lien on any particular asset or property or such Hedge Provider or Bank Product Provider otherwise expressly declines in writing to accept the benefit of a Lien on such asset or property;

(b) the New Representative and each holder of Obligations in respect of the Series of Junior Lien Debt for which the undersigned is acting as Junior Lien Representative are bound by the provisions of this Agreement, including the provisions relating to the ranking of Junior Liens and the order of application of proceeds from the enforcement of Junior Liens; and

(c) the Collateral Agent shall perform its obligations under the Collateral Agency Agreement and the other Security Documents. [or]

[Option B: to be used if Additional Debt is Priority Lien Debt] [The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Series of Priority Lien Debt for which the undersigned is acting as Priority Lien Representative hereby agrees, for the enforceable benefit of all holders of each existing and future Series of Priority Lien Debt and Junior Lien Debt, each current and future Junior Lien Representative, each other existing and future Priority Lien Representative and each current and future Priority Lien Secured Party and Junior Lien Obligations and as a condition to being treated as Secured Debt under the Collateral Agency Agreement that:

(a) as provided by Section 2.9 of the Collateral Agency Agreement, all Priority Lien Obligations will be and are secured equally and ratably by all Priority Liens at any time granted by the Issuers or any other Grantor to secure any Obligations in respect of any Series of Priority Lien Debt, whether or not upon property otherwise constituting collateral for such Series of Priority Lien Debt, and that all such Priority Liens will be enforceable by the Collateral Agent for the benefit of all Priority Lien Secured Parties equally and ratably provided however, that notwithstanding the foregoing, (x) this provision will not be violated with respect to any particular Collateral and any particular Series of Priority Lien Debt if the Secured Debt Documents in respect thereof prohibit the applicable Priority Lien Representative from accepting the benefit of a Lien on any particular asset or property or such Priority Lien Representative otherwise expressly declines in writing to accept the benefit of a Lien on such asset or property and (y) this provision will not be violated with respect to any particular Hedging Obligations or Bank Product Obligations if the Hedge Agreement or Bank Product Agreement prohibit the applicable Hedge Provider or Bank Product Provider from accepting the benefit of a Lien on any particular asset or property or such Hedge Provider or Bank Product Provider otherwise expressly declines in writing to accept the benefit of a Lien on such asset or property;

(b) the New Representative and each holder of Obligations in respect of the Series of Priority Lien Debt for which the undersigned is acting as Priority Lien Representative are bound by the provisions of this Agreement, including the provisions relating to the ranking of Priority Liens and the order of application of proceeds from the enforcement of Priority Liens; and

(c) the Collateral Agent shall perform its obligations under the Collateral Agency Agreement and the other Security Documents.]

3. Governing Law and Miscellaneous Provisions. The provisions of Article 7 of the Collateral Agency Agreement will apply with like effect to this Collateral Agency Joinder.

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Agency Joinder to be executed by their respective officers or representatives as of                     , 20    .

[Insert Name of the New Representative]

By:
Name:
Title:

The Collateral Agent hereby acknowledges receipt of this Collateral Agency Joinder and agrees to act as Collateral Agent for the New Representative and the holders of the Obligations represented thereby:

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

[EXHIBIT C

to Collateral Agency Agreement]

[FORM OF]

COLLATERAL AGENCY JOINDER – ADDITIONAL GRANTOR

Reference is made to the Collateral Agency Agreement dated as of June 14, 2016 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Agency Agreement”) among Gogo Intermediate Holdings LLC, a Delaware limited liability company (the “Company”), Gogo Finance Co. Inc, a Delaware corporation (Co-Issuer and, together with the Company, the “Issuers”), the Grantors from time to time party thereto, U.S. Bank National Association, as Trustee under the Indenture (as defined therein) and U.S. Bank National Association, as Collateral Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Agency Agreement. This Collateral Agency Joinder is being executed and delivered pursuant to Section 7.21 of the Collateral Agency Agreement.

1. Joinder. The undersigned,                                     , a                         , hereby agrees to become party as a Grantor under the Collateral Agency Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Collateral Agency Agreement as fully as if the undersigned had executed and delivered the Collateral Agency Agreement as of the date thereof.

2. Governing Law and Miscellaneous Provisions. The provisions of Article 7 of the Collateral Agency Agreement will apply with like effect to this Collateral Agency Joinder.

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Agency Joinder to be executed by their respective officers or representatives as of                     , 20    .

[ ]

By:
Name:
Title:

The Collateral Agent hereby acknowledges receipt of this Collateral Agency Joinder and agrees to act as Collateral Agent with respect to the Collateral pledged by the new Grantor:

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

[EXHIBIT D

to Collateral Agency Agreement]

[FORM OF]

ADDITIONAL SECURED OBLIGATION DESIGNATION

Reference is made to the Collateral Agency Agreement dated as of June 14, 2016 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Agency Agreement”) among Gogo Inc., a Delaware corporation (the “Parent”), Gogo Intermediate Holdings LLC, a Delaware limited liability company (the “Company”), Gogo Finance Co. Inc., a Delaware corporation (the “Co-Issuer” and, together with the Company, the “Issuers”), the other Grantors from time to time party thereto, U.S. Bank National Association, as Trustee under the Indenture (as defined therein) and U.S. Bank National Association, as Collateral Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Agency Agreement. This Additional Secured Obligation Designation is being executed and delivered in order to designate [Hedging Obligations] [Bank Product Obligations] as [Priority Lien Obligations][Junior Lien Obligations] entitled to the benefit of the Collateral Agency Agreement.

The undersigned, the duly appointed [specify title] of the Issuers hereby certifies on behalf of the Issuers that:

(a)	[insert name of relevant Grantor] intends to incur [Hedging Obligations][Bank Product Obligations] pursuant to the following agreement: [describe Hedge Agreement, Swap Transaction or Bank Product Agreement] which will be [Priority Lien Obligations][Junior Lien Obligations] and are permitted by each applicable Secured Debt Document;

(b)	the name and address of the [Hedge Provider][Bank Product Provider] is:

Telephone:

Fax:

(c)	Each of the Issuers and each other Grantor has duly authorized, executed (if applicable) and recorded (or caused to be recorded) in each appropriate governmental office all relevant filings and recordations to ensure that such [Hedge Obligations][Bank Product Obligations] are secured by the Collateral in accordance with the Security Documents, and

(d)	the Issuers have caused a copy of this Additional Secured Debt Designation and the related Collateral Agency Joinder to be delivered to each existing Secured Debt Representative.

IN WITNESS WHEREOF, the Issuers have caused this Additional Secured Obligation Designation to be duly executed by the undersigned officer as of                     , 20    .

GOGO INTERMEDIATE HOLDINGS LLC

By:
Name:
Title:

GOGO FINANCE CO. INC.

By:
Name:
Title:

ACKNOWLEDGEMENT OF RECEIPT

The undersigned, the duly appointed Collateral Agent under the Collateral Agency Agreement, hereby acknowledges receipt of an executed copy of this Additional Secured Obligation Designation.

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

[EXHIBIT E

to Collateral Agency Agreement]

[FORM OF]

COLLATERAL AGENCY JOINDER – ADDITIONAL SECURED OBLIGATIONS OTHER THAN FUNDED DEBT

Reference is made to the Collateral Agency Agreement dated as of June 14, 2016 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Agency Agreement”) among Gogo Inc., a Delaware corporation (the “Parent”), Gogo Intermediate Holdings LLC, a Delaware limited liability company (the “Company”), Gogo Finance Co. Inc., a Delaware corporation (the “Co-Issuer” and, together with the Company, the “Issuers”), the other Grantors from time to time party thereto, U.S. Bank National Association, as Trustee under the Indenture (as defined therein) and U.S. Bank National Association, as Collateral Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Agency Agreement. This Collateral Agency Joinder is being executed and delivered pursuant to Section 3.9 of the Collateral Agency Agreement as a condition precedent to the debt for which the undersigned is acting as agent being entitled to the benefits of being [Priority Lien Obligations] [Junior Lien Obligations] under the Collateral Agency Agreement.

1. Joinder. The undersigned,                                     , a                             , (the “New Secured Party”) as a [Hedge Provider] [Bank Product Provider] under that certain [describe applicable Hedge Agreement, Swap Transaction or Bank Product Agreement] hereby agrees to become party as Secured Party under the Collateral Agency Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Collateral Agency Agreement as fully as if the undersigned had executed and delivered the Collateral Agency Agreement as of the date thereof.

2. Lien Sharing and Priority Confirmation.

The undersigned New Secured Party hereby agrees, for the enforceable benefit of each current and future Priority Lien Representative, each current and future Junior Lien Representative, each current and future Priority Lien Secured Party and each current and future Junior Lien Secured Party and as a condition to being treated as Secured Debt under the Collateral Agency Agreement that:

(a) all [Priority Lien Obligations] [Junior Lien Obligations] will be and are secured equally and ratably by all [Priority Liens] [Junior Liens] at any time granted by the Issuers or any other Grantor to secure any Obligations in respect of any Series of [Priority Lien Debt] [Junior Lien Debt], whether or not upon property otherwise constituting collateral for such Series of [Priority Lien Debt] [Junior Lien Debt], and that all such [Priority Liens] [Junior Liens] will be enforceable by the Collateral Agent for the benefit of all [Priority Lien Secured Parties] [Junior Lien Secured Parties] equally and ratably;

(b) the New Representative and each holder of Obligations in respect of the Series of [Priority Lien Debt] [[Junior Lien Debt] for which the undersigned is acting as [Priority Lien Representative] [Junior Lien Representative] are bound by the provisions of this Agreement, including the provisions relating to the ranking of [Priority Liens] [Junior Liens] and the order of application of proceeds from the enforcement of [Priority Liens] [Junior Liens]; and

(c) the Collateral Agent shall perform its obligations under the Collateral Agency Agreement and the other Security Documents.

3. Governing Law and Miscellaneous Provisions. The provisions of Article 7 of the Collateral Agency Agreement will apply with like effect to this Collateral Agency Joinder.

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Agency Joinder to be executed by their respective officers or representatives as of                     , 20    .

[Insert Name of the New Secured Party]

By:
Name:
Title:

The Collateral Agent hereby acknowledges receipt of this Collateral Agency Joinder and agrees to act as Collateral Agent for the New Secured Party:

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title: